                                                                   Exhibit 10.22

                         FOCUSED COLLABORATION AGREEMENT

                                     between

                          THE PROCTER & GAMBLE COMPANY

                                       and

                         REGENERON PHARMACEUTICALS, INC.








EXECUTION COPY

                         FOCUSED COLLABORATION AGREEMENT

I.     Definitions........................................................................
II.    Termination of the Multi-Project Collaboration Agreement; Overview;
       and Management Committee...........................................................
III.   Research and Development...........................................................
IV.    Marketing of Products..............................................................
V.     License Grants.....................................................................
VI.    Royalties and Accounting...........................................................
VII.   Patents and Infringement...........................................................
VIII.  Confidentiality....................................................................
IX.    Representations, Warranties and Indemnification....................................
X.     Term, Termination, Change of Control...............................................
XI.    Miscellaneous......................................................................
XII.   Execution..........................................................................

                         FOCUSED COLLABORATION AGREEMENT

Made as of the 31st day of December, 2000, by and among:

         The Procter & Gamble Company, an Ohio corporation having its principal offices at One Procter & Gamble Plaza, Cincinnati, Ohio 45202 (hereinafter, together with its Affiliate Procter & Gamble Pharmaceuticals, Inc., "Procter & Gamble" or "P&G"), and

         Regeneron Pharmaceuticals, Inc., a New York corporation having its principal office at 777 Old Saw Mill River Road, Tarrytown, New York 10591-6707 (hereinafter, together with its Affiliates, "Regeneron").

The following sets forth the background for this Agreement:

         Procter & Gamble conducts research and develops and markets pharmaceutical products for the treatment of a variety of disorders, including without limitation products having utility in the treatment of bone disorders, skeletal muscle disorders, cardiac muscle disorders, arthritis, gastrointestinal disorders, obesity, and antiinfectives.

         Regeneron conducts research for the development and commercialization of pharmaceutical products, based on significant expertise in identifying and developing molecular receptor targets and compounds that mediate a variety of disorders. Regeneron has entered into collaborative agreements with third parties for the research, development and commercialization of products regarding several such targets identified by Regeneron. Regeneron is independently pursuing research on other such targets.

         Regeneron and Procter & Gamble entered into an agreement on the 11th day of December 1996, establishing a collaborative effort to perform research and develop and market products for the prevention, diagnosis, and treatment of skeletal muscle disorders. Regeneron and Procter & Gamble entered into a subsequent agreement on the 13th day of May, 1997 broadening the scope of their collaboration (as the same has been amended from time to time, the "Multi-Project Collaboration Agreement").

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         Pursuant to the terms of this Agreement, Procter & Gamble and Regeneron wish to terminate the Multi-Project Collaboration Agreement and enter into this Agreement to pursue research, development and marketing of products based on specific focused areas.

         Procter & Gamble and Regeneron intend fully to utilize their capabilities, capitalize on each other's expertise, and put forth Commercially Reasonable Efforts to achieve this objective, and recognize that each party is contributing valuable technologies and capabilities to this effort and that the combination of these compatible and complementary technologies and capabilities creates the basis for a successful collaboration.

Accordingly, the Parties agree to the following terms and conditions:

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
                             ARTICLE I - DEFINITIONS


         1.1. "Affiliate" means any entity that directly or indirectly Owns, is Owned by, or is under common Ownership with a Party to this Agreement. In no event will Amgen-Regeneron Partners, any legal entity that Regeneron forms with Glaxo that relates to their July 1993 agreement, any legal entity that Regeneron forms with Pharmacopeia, Inc. that relates to their October 1996 agreement, or any legal entity that Regeneron forms with Procter & Gamble that relates to this Agreement be deemed to be an Affiliate of Regeneron under this Agreement. "Owns" or "Ownership" means direct or indirect possession of more than fifty percent (50%) of the votes of holders of a corporation's voting securities or a comparable equity interest in any other type of entity.

         1.2. "Agreement" means the present agreement together with all attachments.

         1.3. "Agrin" means the compounds claimed in the United States Patent Application Serial Number [********] and any continuations, divisionals or continuation-in-parts thereof, and any molecules representing one or more amino acid substitutions, deletions, or additions derived therefrom.

         1.4. "Allowable Product Expense" means Direct Costs incurred by either Party pursuant to an approved Product Plan. Allowable Product Expenses will be recognized in accordance with GAAP.

         1.5. "Article" means any article of this Agreement.

         1.6. "Commercially Reasonable Efforts" means efforts and resources commonly used in the research-based pharmaceutical industry for a compound or product at a similar stage of research, development or commercialization, and having similar market potential. Commercially Reasonable Efforts shall be determined taking into account the stage of research, development or commercialization of the compound or product, the cost-effectiveness of efforts or resources while optimizing profitability, the competitiveness of alternative products that are or expected to be in the relevant marketplace, the proprietary position of the product, the regulatory and business environment, the likelihood of regulatory approval and product reimbursement, the profitability of the product, the existence of alternative products that may also be developed by the Parties, and all other relevant factors. Commercially Reasonable Efforts shall be determined on a compound-by-compound and market-by-market basis, and it is anticipated that the level of effort will change over time reflecting changes in the status of the compound, product and the market involved.

         1.7. "Competing Product" means any compound, product, method or system that is indicated for the same disease state and has the same mechanism of action as a Development Compound or Marketed Compound that is actively being developed or marketed. Competing Product shall not include Excluded Technology.

         1.8. "Compound" means a chemical entity, which is not Excluded Technology, with research or commercial utility in the Field for methods of research, diagnosis, treatment or prevention of any disease or disorder in humans or animals, and which

              (a) is conceived and/or reduced to practice by Regeneron, or acquired by Regeneron from a Third Party with the right to sublicense, before or during the Research Term; or

              (b) is conceived and/or reduced to practice by Procter & Gamble, or acquired by Procter & Gamble from a Third Party with the right to sublicense, prior to or during the Research Term.

         Compound includes Research Compounds, Development Compounds and Marketed Compounds that may be useful in the Field for methods of research, diagnosis, treatment or prevention of any disease or disorder in humans or animals. Each Compound shall also be deemed to include all indications, formulations, line extensions, or modes of administration thereof.

         1.9 "Development Committee" or "DC" means the committee established pursuant to Section 2.5(c).

         1.10 "Development Compound" means a Compound that has been demonstrated to meet Success Criteria as ready to begin regulated safety studies and development of clinical supplies whether or not it has been designated by the Operations Committee for further development pursuant to Section 3.3. The terms Development Compound and Lead Compound may be used interchangeably.

         1.11. "Direct Costs" means costs, of a nature, amount, and method of calculation approved by the Operations Committee via the Research Collaboration Plan and/or Product Plan, that are incurred by either Party, based upon efforts, funds and/or resources expended to perform its obligations under such plan. Direct Costs may include costs associated with activities performed by a Party, or by a Third Party under an appropriate

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agreement pursuant to Section 2.9, for the research, development or marketing of
Compounds. Direct Costs shall not include any mark-up or profit above actual costs.

         1.12 "DDR Field" means the discovery, development, supply and commercialization of products or processes that modulate the function of the receptor tyrosine kinases DDR1 and/or DDR2 (or any receptor having at least seventy-five percent (75%) homology with DDR1 or DDR2) whose biological action is primarily due to this modulation.

         1.13. "Effective Date" means the date described in Section 10.1(a).

         1.14. "Excluded Technology" means any invention, trade secret or other information, whether tangible or intangible, whether or not patentable, that is:

              (a) conceived or reduced to practice by Regeneron, or acquired from a Third Party, or Procter & Gamble, by Regeneron before or during the Term insofar as such invention, trade secret or other information is not in the Field, including, without limitation, the subject matter listed in Attachment 1.14(a), (collectively, the "Regeneron Excluded Technology"). Without limiting the foregoing, Regeneron Excluded Technology shall include any compound, product, method, system, Know-how or Patent licensed by Regeneron to Procter & Gamble pursuant to the Multi-Project Collaboration Agreement and not within the Field, any Procter & Gamble Retained Project, or any Mutual Retained Project; or

              (b) conceived or reduced to practice by Procter & Gamble, or acquired by Procter & Gamble from a Third Party, or Regeneron, before or during the Term insofar as such invention, trade secret and other information (i) is not in the Field, (ii) are small molecule Research Compounds that have not met Success Criteria, or (iii) is part of [**************************] ("Procter & Gamble Excluded Technology").
       Without limiting the foregoing, Procter & Gamble Excluded Technology shall include any compound, product, method, system, Know-how or Patent licensed by Procter & Gamble to Regeneron pursuant to the Multi-Project Collaboration Agreement and not within the Field, any Regeneron Retained Project, or any Mutual Retained Project. Notwithstanding the foregoing, Procter & Gamble Excluded Technology shall not include any compound, product, method or system which is in human clinical development or Marketed and is acquired by Procter & Gamble from a Third Party which, at the time of acquisition is indicated for the same disease state and is known to have the same mechanism of action as a Development Compound or Marketed Compound; or

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              (c) conceived or reduced to practice under the Multi-Project
       Collaboration Agreement prior to December 31, 2000 in connection with a Retained Project, and is not in the Field; or

              (d) conceived or reduced to practice by a Party after December 31, 2000 in connection with a Retained Project and is not in the Field.

         1.15 "Field" means the collective areas in which the Parties shall collaborate encompassing the discovery, development, supply and commercialization of products or processes in the Muscle Field, the GPCR Field or the DDR Field.

         1.16. "Fiscal Quarter" means each period of three (3) months ending on 31 March or 30 June or 30 September or 31 December.

         1.17. "Fiscal Year" means the twelve (12) month period of time from July 1 to June 30, except that the first Fiscal Year commences on the Effective Date and ends on June 30, 2001 and the last Fiscal Year during the Research Term shall end on the last day of the Research Term.

         1.18. "FTE" or "Full Time Equivalent" means one Effort Year of an employee or class of employees. "Effort Year" means
[***************************] hours of direct effort expended on approved activities during a Fiscal Year.

         1.19. "GAAP" means generally accepted accounting principles.

         1.20. "GPCR" means a G-protein coupled receptor.

         1.21 "GPCR Field" means the discovery, development, supply and commercialization of products or processes that directly bind and/or modulate the function of the twelve GPCRs as set forth in Attachment 1.21, as the same may be modified pursuant to Section 2.4(e).

         1.22 "Health Registration" means any and all consents, licenses, authorizations, reimbursement pricing or approvals required by the U.S. Food and Drug Administration or any Ministry of Health for the distribution, sale, manufacture, or testing of a pharmaceutical product, including, without limitation, an IND, NDA or supplemental NDA or other application or supplemental application for a Health Registration.

                                       7
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         1.23. "IND" means an Investigational New Drug application, as described by the U.S. Food, Drug and Cosmetics Act of 1938, 21 U.S.C. 301 et seq., as amended, and associated regulations.

         1.24. "Inventions" or "Technology" mean all inventions, trade secrets and other information, whether tangible or intangible, whether or not patentable, resulting from work by the parties (either individually or jointly) in the Field during the Research Term.

         1.25 "Joint Projects" mean the research projects undertaken by the parties pursuant to the Multi-Project Collaboration Agreement and identified in Attachment 2.2 as "Joint Projects".

         1.26. "J-V" means such collaborative relationship as may be established pursuant to Section 3.7 of this Agreement. J-V may or may not be structured as a separate legal entity, such as a corporation, partnership, LLC, or such other form as the Parties may agree. In agreeing on the form of the collaborative relationship, the Parties shall take appropriate account of, among other factors, ease of administration and tax liabilities.

         1.27. "Know-how" means the entire right, title and interest in trade secret technology. "P&G Know-how" shall mean the entire right, title and interest in Know-how owned solely or jointly by Procter & Gamble with a Third Party. "Regeneron Know-how" shall mean the entire right, title and interest in Know-how owned solely or jointly by Regeneron with a Third Party. "Joint Know-how" shall mean the entire right, title and interest in Know-how jointly owned by the Parties pursuant to Section 5.1(b).

         1.28. "Lead Compound" means a Research Compound that has been demonstrated to meet Success Criteria as ready to begin regulated safety studies and development of clinical supplies pursuant to Section 3.3 during the Research Term or Tail Period. The terms Development Compound and Lead Compound may be used interchangeably.

         1.29. "Major Country" means the United States, United Kingdom, Belgium, Germany, France, Italy, Netherlands and Canada.

         1.30. "Major Decision" means the following decisions to be made by the Operations Committee:

                                       8
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              (a) Approval of all long-range strategic plans developed pursuant to this Agreement, including without limitation the Research Collaboration Plan and Product Plans;

              (b) Disposition of any interest in any type of intellectual property in which the Parties have rights under this Agreement (other than routine copyright transfers incident to publications made pursuant to Section 8.3), including without limitation any license, assignment, or registration of any Patent, trademark or Know-how;

              (c) Determination of whether a Research Compound has met the Success Criteria for further development;

              (d) Expenditure of any funds, or incurrence of any obligation, in excess of [*****************************************] for the acquisition of a particular piece of property (including without limitation real or intellectual property), equipment or service regarding work under this Agreement, unless such expenditure or obligation is explicitly authorized in a Research Project Plan or a Product approved by the Operations Committee;

              (e) Expenditure of any funds, or incurrence of any obligation, regarding any budget item that cannot be resolved by the Program Committee or by the Development Committee;

              (f) Initiation or settlement of any lawsuits by or against the Parties (except against each other) in connection with this Agreement, subject to Section 9.3;

              (g) Acceptance of contracts outside the ordinary course of business of the collaboration as described in Section 2.7 and any contracts with either Party or its Affiliates or any contracts pertaining to the collaboration in which a Party has a beneficial interest;

              (h) Selection of any trademark regarding a Development Compound or Marketed Compound; and

              (i) Initiation of any recalls of Marketed Compounds.

         1.31. "Marketed Compound" means a Compound which is sold pursuant to this Agreement in any country in the Territory.

         1.32. "Muscle Field" means the discovery, development, supply and/or commercialization of products (except MuSK and/or Agrin) or processes that diagnose, prevent and/or treat conditions in humans and animals associated with the promotion or

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protection of skeletal muscle mass or function (including, without limitation, the diagnosis, treatment or prevention of muscle atrophy or sarcopenia).

         1.33. "Mutual Retained Projects" means the research projects undertaken by the parties pursuant to the Multi-Project Collaboration Agreement and identified in Attachment 2.2 as "Mutual Retained Projects."

         1.34 "MuSK" means the materials disclosed in [**********] of the United States Patent Application Serial Number [*********] and any molecules representing one or more amino acid substitutions, deletions, or additions derived therefrom which exhibit a biological activity substantially identical to the materials disclosed in [*************] of the United States Patent Application Serial Number [**********]

         1.35 "NDA" means a New Drug Application or Biologics License Application as described by the U.S. Food, Drug and Cosmetics Act of 1938, 21 U.S.C. 301 et seq., as amended, and associated regulations, or the U.S. Public Health Service Act, 42 U.S.C. 201 et seq., as amended and associated regulations.

         1.36. "Net Sales" means total gross realization less:
[*******************************************************************************
*****************************************************************]

         1.37. "Operations Committee" or "OC" means the committee described in
Section 2.5(a).

         1.38. "Opting Out Party" means the Party that Opts Out of those development and/or marketing activities with respect to a Compound as specified in Sections 3.4(b), 3.6, and 10.3(a). "Opts Out" means that the Opting Out Party either decides not to continue with such activities or does not fund its share of Allowable Product Expenses with respect to such activities.

         1.39. "Party" means Regeneron or Procter & Gamble.

         1.40. "Patent" means the entire right, title and interest in a Valid Claim in a patent application, and all continuing and divisional patent applications, continuations-in-part, reissue applications and all other related patent applications claiming priority, indirectly and directly, to such application, and all patents issuing therefrom, worldwide.

                                       10
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"P&G Patent Rights" shall mean the entire right, title and interest in a Patent owned solely by Procter & Gamble or jointly by Procter & Gamble with a Third Party. "Regeneron Patent Rights" shall mean the entire right, title and interest in a Patent owned solely by Regeneron or jointly by Regeneron with a Third Party. "Joint Patent Rights" shall mean the entire right, title and interest in a Patent jointly owned by Regeneron and Procter & Gamble.

         1.41. "Proceeding Party" means the Party that is not an Opting Out Party with respect to the development or marketing of a Compound either in the entire Territory or in one or more specific countries therein.

         1.42. "Procter & Gamble Inventions" shall mean the entire right, title and interest in Inventions owned solely or jointly by Procter & Gamble with a Third Party. "Regeneron Inventions" shall mean the entire right, title and interest in Inventions owned solely or jointly by Regeneron with a Third Party. "Joint Inventions" shall mean the entire right, title and interest in Inventions jointly owned by the Parties.

         1.43 "Procter & Gamble Retained Projects" means the research projects undertaken by the Parties pursuant to the Multi-Project Collaboration Agreement and identified in Attachment 2.2(c) as "Procter & Gamble Retained Projects".

         1.44. "Procter & Gamble Technology" means any invention, Know-how or other information, whether tangible or intangible, whether or not patentable, in the Field, and which:

              (a) is not Procter & Gamble Excluded Technology, and

              (b) is conceived or reduced to practice by Procter & Gamble or acquired or licensed by Procter & Gamble from a Third Party with the right to sublicense,

                     (i) before or during the Research Term; or

                     (ii) after the Research Term, but during the term of a J-V, regarding a Development Compound or Marketed Compound.

         Procter & Gamble Technology may include, without limitation, research methods and materials (including without limitation genetic materials, receptors, cell lines and transgenic animals) useful in performing research, Lead Compounds, formulations, chemical synthesis and manufacturing processes, methods of diagnosis and methods of treatment.

                                       11
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         1.45. "Product Plan" means the annual compilation of objectives, activities, resource allocations, Success Criteria, Allowable Product Expenses and budgets regarding the development and/or marketing of Development Compounds and/or Marketed Compounds agreed to by the OC, as more thoroughly described in
Section 3.3(b).

         1.46. "Program Committee" or "PC" means the committee established pursuant to Section 2.5(b).

         1.47. "Regeneron Retained Projects" means all research projects undertaken by the Parties pursuant to the Multi-Project Collaboration Agreement other than the Procter & Gamble Retained Projects, the Mutual Retained Projects, and the Joint Projects, including, by way of example, but not limitation, the specific projects identified in Attachment 2.2(c) as "Regeneron Retained Projects".

         1.48. "Regeneron Technology" means any invention, Know-how or other information, whether tangible or intangible, whether or not patentable in the Field, and which:

              (a) is not Regeneron Excluded Technology, and

              (b) is conceived or reduced to practice by Regeneron or acquired or licensed by Regeneron from a Third Party with the right to sublicense,

                     (i) before or during the Research Term; or

                     (ii) after the Research Term, but during the term of a J-V, regarding a Development Compound or Marketed Compound.

         Regeneron Technology may include, without limitation, research methods and materials (including without limitation genetic materials, receptors, cell lines and transgenic animals) useful in performing research, Targets, Compounds, formulations, chemical synthesis and manufacturing processes, methods of diagnosis and methods of treatment.

         1.49. "Research Collaboration Plan" means, on a Fiscal Year basis, the compilation of objectives, prioritization of Research Projects and work on new areas of research, Success Criteria and overall budget for work by the Parties during the Research Term, but not including development and/or marketing activities.

         1.50. "Research Compound" means a Compound that has not yet met the Success Criteria.

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         1.51. "Research Project" shall mean research conducted by the Parties for the purpose of identifying, optimizing, and testing a specific Target, Validated Target and/or Research Compound.

         1.52. "Research Project Plan" shall mean, on a Fiscal Year basis, the compilation of activities, milestones, budget, and Success Criteria relating to a Research Project.

         1.53. "Research Term" means the period of time beginning on the Effective Date and unless terminated earlier pursuant to 10.3, ending December 31, 2005.

         1.54. "Retained Projects" means the Mutual Retained Projects, Procter & Gamble Retained Projects, and Regeneron Retained Projects.

         1.55. "Royalty Term" means the period from the first Net Sales in the first country to the final payment of royalties in the last country pursuant to
Section 6.1.

         1.56. "Section" means any section of this Agreement.

         1.57. "Securities Agreements" mean the following agreements between the parties: the Registration Rights Agreement, the Securities Purchase Agreement and the Warrant Agreement, all dated May 13, 1997, as each may be amended, supplemented or modified from time to time and the Stock Purchase Agreement and Registration Rights Agreement both dated December 11, 1996, as each may be amended, supplemented or modified from time to time.

         1.58. "Success Criteria" means the specific criteria set forth in a Research Project Plan and Research Collaboration Plan and approved by the OC that define the minimum technical and commercial requirements for a Research Compound to be designated a Development or Lead Compound.

         1.59. "Sumitomo Compound" means any Compound which:

              (a) is claimed by a Regeneron Patent;

              (b) is owned by Regeneron prior to the Effective Date, or conceived and solely reduced to practice solely by Regeneron during the Research Term; and

              (c) Sumitomo Chemical Company Limited or its affiliates exercise rights pursuant to its Technology Development Agreement with Regeneron executed in March 1989 (hereinafter the "Sumitomo Agreement).

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         1.60. "Tail Period" means the [************] immediately after the end of the Research Term.

         1.61. "Target" means any gene, receptor, ligand, or other compound which has actual or potential utility in the Field for the identification, research or commercialization of Compounds for the prevention, diagnosis, or treatment of diseases or other disorders in humans or animals.

         1.62. "Term" means the period of time specified in Section 10.1(b).

         1.63. "Territory" means the entire world, excluding Japan with respect to any Sumitomo Compound. Japan shall be included in the Territory except for Sumitomo Compounds.

         1.64. "Third Party" means any entity other than Regeneron or Procter & Gamble or their Affiliates or a J-V established in accordance with this Agreement.

         1.65. "Valid Claim" shall mean any claim in a published and unexpired application or patent included within a Patent which claim has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been finally abandoned or admitted to be invalid or unenforceable through disclaimer.

         1.66. "Validated Target" means a Target which has been shown to meet all of the following criteria approved by the PC: (a) the Target is well characterized (i.e., its biochemical and physiological actions are reasonably well understood); (b) agents, ligands, or intracellular molecules that interact with the Target demonstrate a desired effect on a biological process in relationship to a disease state or disorder; and (c) the Target is shown to be present in human tissue with the disease state or condition.

    ARTICLE II - TERMINATION OF THE MULTI-PROJECT COLLABORATION AGREEMENT AND OVERVIEW AND MANAGEMENT OF COLLABORATION

                                       14
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         2.1 TERMINATION OF THE MULTI-PROJECT COLLABORATION AGREEMENT. Subject
to the terms of Section 2.3, the Multi-Project Collaboration Agreement is hereby terminated on the Effective Date and superseded by the terms of this Agreement. Notwithstanding anything to the contrary in the Multi-Project Collaboration Agreement, no license granted in Article V of the Multi-Project Collaboration Agreement shall extend beyond the Effective Date.

         2.2 RIGHTS TO REGENERON RETAINED PROJECT, PROCTER & GAMBLE RETAINED PROJECT, AND MUTUAL RETAINED PROJECT UPON TERMINATION OF THE MULTI-PROJECT COLLABORATION AGREEMENT. Patents and Know-how regarding all inventions, trade secrets and other information, whether tangible or intangible, whether or not patentable, resulting from work by the Parties during the Research Term of the Multi-Project Collaboration Agreement were owned: (i) by P&G, if such technology was conceived and reduced to practice solely by employees of P&G; and (ii) jointly, if such technology was conceived and/or reduced to practice either solely by employees of Regeneron or jointly by employees of Procter & Gamble and Regeneron. Contrary to the Multi-Project Collaboration Agreement, Regeneron shall own all Inventions discovered by employees of Regeneron as part of any Regeneron Retained Project and having no utility in the Field as of the Effective Date. The Parties shall grant the following licenses to the Retained Projects identified in Attachment 2.2(c) upon the Effective Date of this
Agreement:

         (a) Subject to the terms of subsection (g) below, Procter & Gamble hereby grants Regeneron an Exclusive License under its Patents and Know-how whether solely owned by Procter & Gamble or jointly owned with Regeneron which were conceived and reduced to practice in connection with any Regeneron Retained Project at any time through December 31, 2000 and as of December 31, 2000 have no known use in the Field or in any Procter & Gamble Retained Project to make, have made, use, import, offer for sale and sell any products for the prevention, diagnosis, or treatment of any diseases or disorders in humans or animals in connection with any Regeneron Retained Project. Procter & Gamble hereby grants Regeneron a Non-Exclusive License under its Patents and Know-how which were conceived and reduced to practice in connection with any Regeneron Retained Project at any time through December 31, 2000 and as of December 31, 2000 have known use in the Field or in any Procter & Gamble Retained Project, to make, have made, use, import, offer for sale and sell any products for the prevention, diagnosis, or treatment of any disease or disorder in humans or animals in connection with any Regeneron Retained Project.

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         (b) Regeneron hereby grants to Procter & Gamble an Exclusive License under its Patents and Know-how whether solely owned by Regeneron or jointly owned with Procter & Gamble which were conceived and reduced to practice in connection with any Procter & Gamble Retained Project at any time through December 31, 2000 and as of December 31, 2000 have no known use in the Field or in any Regeneron Retained Project, to make, have made, use, import, offer for sale and sell any products for the prevention, diagnosis, or treatment of any disease or disorder in humans or animals. Regeneron hereby grants to Procter & Gamble a Non-Exclusive License under its Patents and Know-how which were conceived and reduced to practice in connection with any Procter & Gamble Retained Project at any time through December 31, 2000 and as of December 31, 2000 have known use in the Field or in any Regeneron Retained Project, to make, have made, use, import, offer for sale and sell any products for the prevention, diagnosis, or treatment of any disease or disorder in humans or animals in connection with any Procter & Gamble Retained Project. Further, Regeneron shall grant Procter & Gamble a non-exclusive, royalty-free license under Regeneron Know-how and Regeneron Patents, without the right to sublicense, to make, have made, and use Compounds (as defined in the Multi-Project Collaboration Agreement) identified prior to the Research Term of the Multi-Project Collaboration Agreement, other than MuSK or Agrin, for research utility for the purpose of discovering, developing and/or commercializing other Compounds in the Procter & Gamble Retained Project. This non-exclusive license does not include the right to commercialize, i.e., have sold or sell, these identified Compounds (as defined in the Multi-Project Collaboration Agreement), under Regeneron Know-how and Regeneron Patents.

         (c) Regeneron grants Procter & Gamble a Non-Exclusive License under its Patents and Know-how conceived and reduced to practice in connection with any Mutual Retained Project at any time through December 31, 2000, to make, have made, use, import, offer for sale and sell any products for the prevention, diagnosis, or treatment of any disease or disorder in humans or animals. Further, Regeneron shall grant Procter & Gamble a non-exclusive, royalty-free license under Regeneron Know-how and Regeneron Patents, without the right to sublicense, to make, have made, and use Compounds (as defined in the Multi-Project Collaboration Agreement), identified prior to the Research Term of the Multi-Project Collaboration Agreement, other than MuSK or Agrin, for research utility for the purpose of discovering, developing and/or commercializing other Compounds in the Mutual Retained Project. This non-exclusive license does not include the right to [******************** ***************************************] under Regeneron Know-how and
Regeneron Patents.

         (d) Subject to subsection (g) below, Procter & Gamble grants Regeneron a Non-Exclusive License under its Patents and Know-how conceived and reduced to practice in connection with any Mutual Retained Project at any time through December 31, 2000, to make, have made, use, import, offer for sale and sell any products for the prevention, diagnosis, or treatment of any disease or disorder in humans or animals.

         (e) The Parties agree that through December 31, 2000, they will provide research support and otherwise cooperate with one another to effect the orderly transfer of information, rights, and licenses, including Know-how and Patents, for all Retained Projects as set forth in subsections (b), (c) and (d) above. Each Party shall grant the other a non-exclusive license (without any right to sublicense) under its respective Patents and Know-how solely with respect to these support and transfer activities. Furthermore, at any time or from time to time after the Effective Date, at either Party's request, one Party shall execute and deliver to the other Party such other instruments of transfer, conveyance, assignment and confirmation and take such other actions as may be reasonably requested in order to more effectively transfer, convey and assign title to the respective Know-how and Patents licensed pursuant to subsections
(b), (c) and (d) above.

         (f) For purposes of this Section 2.2, (i) the term "Exclusive License" shall mean a [******************************************************************
****************************]; (ii) the term "Non-Exclusive License" shall mean a [*************************************************************;] and (iii) the
term non-exclusive license shall have the meaning set forth hereinabove.

         (g) The Parties agree that for purposes of Section 2.2(a) above, the only small molecules, proteins and peptides covered by the Exclusive License and Non-Exclusive Licenses are set forth in Attachment 2.2(g)(i) hereof. Furthermore, the Parties agree that for purposes of Section 2.2(d) above, the only small molecules, proteins and peptides covered by the Non-Exclusive License are set forth in Attachment 2.2(g)(ii) hereof. However, Regeneron may use the small molecules, proteins and peptides listed in Attachment 2.2(g)(i) and 2.2(g)(ii) for additional research utility for the purpose of discovering, developing and/or commercializing other small molecules, proteins and peptides(including derivatives). Should any of these other small molecules, proteins and/or peptides fall within Procter and Gamble Patents or Know-how conceived and/or reduced to practice prior to December 31, 2000, Procter and Gamble agrees that it shall never, anywhere in the world, institute any action or suit at law or in equity, or aid in the prosecution of any such claim, against Regeneron or any of its licensees, sublicensees, suppliers, distributors, collaborators or agents ("Regeneron Licensees") alleging infringement of any such Procter & Gamble Patents or Know-how. Procter & Gamble further covenants and agrees that in the event Procter & Gamble grants or transfers any rights under any such Procter & Gamble Patents and Know-how to any third party, such grant or transfer of rights shall be only upon the condition that such third party agrees, in writing, to grant Regeneron and the Regeneron Licensees immunity from suit as set forth in this Section 2.2(g). The Parties agree that notwithstanding the Exclusive License granted to Regeneron pursuant to Section 2.2(a) above, P&G shall retain the non-exclusive right to use the Compounds identified in Attachment 2.2(g)(i) hereof for research purposes outside the Regeneron Exclusive Project to which they pertain (the "Section 2.2(g) Fields"). For clarity, P&G's retained non-exclusive research right described above does not include the right to commercialize, i.e. have sold or sell, the small molecules, proteins, and peptides in Attachment 2.2(g)(i) for use in the applicable Section 2.2(g) Field.

         (h) The Parties agree that Procter & Gamble does not grant any rights to the small molecules in the [*****************] (other than those Compounds in the Muscle Field or DDR Field). However, should Procter & Gamble advance any such small molecule [*****************] to the equivalent of a Lead Compound [***************************] by June 30, 2002, Procter & Gamble shall notify
Regeneron of such [***********************]. The Parties shall meet within thirty (30) days of notification to agree on a Product Plan or other disposition (e.g., license to a Party or Third Party) of such [****************]. The [******************] will be subject to the terms and conditions of this Agreement as a Lead Compound in the Field. All funding for the [*********************] prior to notification to Regeneron shall be borne by Procter & Gamble.

         2.3. WAIVER OF RIGHTS. Notwithstanding anything to the contrary in any of the Securities Agreements, in consideration of the terms and conditions of this Agreement, each party hereby unconditionally waives any rights or remedies under any of the Securities Agreements, or otherwise available under contract law, arising from the agreed upon termination of the Multi-Project Agreement. Furthermore, the Parties agree that solely for purposes of the Securities Agreements, the Multi-Project Agreement and the Collaboration Agreement, dated as of December 11, 1996, between the Parties shall be considered superseded, but not terminated, by this Agreement.

         2.4.     SCOPE OF COLLABORATION.

         (a) The Parties will work together to research, develop and commercialize Lead Compounds pursuant to this Agreement in the Territory. All such work shall be conducted pursuant to a Research Collaboration Plan and Product Plans established by the OC pursuant to Article III. The Parties shall use Commercially Reasonable Efforts in performing their obligations under this Agreement.

         (b) Work under this Agreement will include work only in the Muscle Field, the GPCR Field and the DDR Field.

         (c) Subject to the provisions of a Research Project Plan or Research Collaboration Plan, the primary responsibilities for the activities shall be established and agreed to in the Research Project Plan.

         (d) The Parties will also work together to develop and market Development Compounds and Marketed Compounds in the Territory in accordance with Product Plans.

         (e) If, at any time during the Research Term, the PC decides to discontinue research on a GPCR and remove it from the GPCR Field, Regeneron shall own all rights to the specific GPCR (a "Returned GPCR"), including all Patents and Know-how specifically relating to the Returned GPCR conceived or reduced to practice before or during the Research Term. A GPCR will be removed from the GPCR Field if it is not subject to any active or future planned research activities under the Research Project Plan and Regeneron provides information to the PC of the GPCR's potential utility in a therapeutic area outside of P&G's fields of interest. The Returned GPCR(s) shall be considered outside the GPCR Field and may be progressed by Regeneron independently or with a Third Party subject to the terms of this Agreement. For a Returned GPCR that Regeneron progresses either independently or with a Third Party, the following royalty shall be paid to Procter & Gamble:

                  (1) [*************] for any Returned GPCR progressed under the Agreement wherein a transgenic (knock-in or knock-out) has been created pursuant to the Research Project Plan; or

                  (2) [***********] for any Returned GPCR progressed under the Agreement wherein an antagonist or agonist (biological or small molecule) is commercialized which has been identified prior to the date the GPCR is returned.

         (f) Regeneron shall have the right to develop any GPCR outside the GPCR Field on its own or with any third parties. However, should Regeneron during the Research Term of this Agreement discover that a GPCR has utility in the Muscle Field, the GPCR will be subject to the terms and conditions of this Agreement. For the avoidance of doubt, if the GPCR in question is owned or controlled, in whole, or in part, by a Third Party collaborator of Regeneron, Regeneron shall discontinue further development of the GPCR in the Muscle Field. In addition, if Regeneron independently develops a GPCR outside the GPCR Field to the pre-clinical stage (i.e. equivalent to Success Criteria for Research Compounds) and to the extent Regeneron wishes to partner said GPCR, P&G will have the right of first negotiation to be the development partner for said GPCR at any time prior to the initiation of the IND process (subject to the terms of Section 5.4(c)).

         2.5.     COMMITTEE MEMBERSHIP.

         (a) OC Membership. The work under this Agreement, as set forth in
Section 2.4, shall be performed by the Parties pursuant to the oversight of the OC. The OC has overall responsibility for the collaboration. The OC may delegate its responsibilities to other committees (e.g., to a Program Committee as established pursuant to Section 2.5(b), to a Development Committee as established pursuant to section 2.5(c) or to a Patent Committee, Research Committee, Finance Committee, Clinical Committee or such other committees as the OC may establish); however, the OC may not delegate Major Decisions. The OC will initially consist of two (2) members with one (1) member designated by each Party. The initial members are listed on Attachment 2.5(a). A chairperson of the OC will be nominated alternately by Procter & Gamble and Regeneron to twelve
(12) month terms. The Parties will be free to change their respective representatives, on notice to the other Party. The OC will exist until the earlier of termination or expiration of this Agreement or when one Party is an Opting Out Party with respect to all Compounds in all countries, unless the Parties otherwise agree.

         (b) PC Membership. A Program Committee is also hereby established and shall work pursuant to the oversight of the OC. The PC shall develop and propose the Research Collaboration Plan, as well as a plan for any other Major Decisions, for the OC's review and approval. Upon the OC's approval of such Research Collaboration Plan or Major Decision, the PC is responsible for managing such matters and reporting to the OC on a regular basis. The PC shall also develop and propose the Research Project Plans. The membership of the PC shall consist of six (6) members, with three (3) members designated by each Party. The method for the nomination of the chairperson of the PC shall be the same as that for the OC as described in Section 2.5(a). The initial members of the PC are listed on Attachment 2.5(b).

         (c) Development Committee. The Parties shall establish a Development Committee composed of representatives of both Parties which shall be responsible for managing work on each Development Compound pursuant to the Product Plan for such Development Compound and subject to the oversight of the OC. The Development Committee shall draft the Product Plan and annual updates to the Product Plan for each Development Compound and submit such drafts as well as a plan for any Major Decisions concerning such Development Compound to the OC for approval. Upon the OC's approval of a Product Plan or Major Decision for a particular Development Compound, the DC is responsible for managing such matters and reporting to the OC on a regular basis. The DC may delegate responsibility for the day-to-day management of a particular Development Compound to a sub-team comprised of members from both Parties. The membership of the DC shall be as agreed by the Parties, and shall consist of an equal number of representatives from each Party. The initial members of the DC are listed on Attachment 2.5(c).

         2.6. MEETINGS. The OC will meet at least one (1) time per Fiscal Year and the PC will meet at least four (4) times per Fiscal Year, and either or both committees may meet at additional times as the Parties shall agree. The DC shall meet at such times as the Parties shall agree. Either Party may call a special meeting of the OC up to two (2) times per Fiscal Year, on fifteen (15) days' written notice to the other Party. Additionally, the OC shall meet within twenty
(20) business days of the PC's or DC's request to approve any Major Decisions. The chairperson shall send to all OC or PC members (as the case may be) notices of all regular meetings and agendas for such meetings. The Party convening a special meeting shall send notices and agenda for such meeting. Meetings will alternate between the offices of the Parties, or may be held via teleconference, videoconference or such other place or manner as the Parties may mutually agree. Members of the OC, PC and DC shall be empowered to make decisions within the scope of their respective committee responsibilities and shall have the right to participate in and vote at meetings in person, by telephone, by videoconference or by proxy. The Party hosting any meeting shall appoint a secretary to the meeting who will record the minutes of the meeting which will be circulated to the members of the OC, PC or DC (as the case may be) promptly following the meeting for review, comment, and adoption.

         2.7. DECISION-MAKING CRITERIA. All decisions of the OC, PC and DC shall be made by majority vote and in the exercise of good faith. Such decisions shall adhere to the ethical and legal standards for the research-based pharmaceutical industry and utilize Commercially Reasonable Efforts to research, develop, and commercialize Compounds in the Field.

        Notwithstanding the foregoing regarding a majority vote, Procter & Gamble shall have the tie-breaking vote in the OC and PC with respect to: (i) any strategic and/or funding/budgeting issues with respect to the Research Collaboration Plan where Procter & Gamble determines in good faith that there is the likelihood that Targets proposed by Regeneron may become Excluded Technology as defined in Section 1.14, (ii) any Third Party costs which are the responsibility of Procter & Gamble pursuant to Section 3.2 and (iii) decisions made pursuant to Section 4.1. Regeneron shall have the tie-breaking vote in the OC and PC with respect to allocating Regeneron research FTEs within the scope of an approved Research Collaboration Plan.

         2.8. DISPUTE RESOLUTION. Subject to Section 2.7, if a decision cannot be achieved by the PC or DC, the matter shall be referred to further review and resolution by the OC. If the OC cannot resolve the matter within thirty (30) days, the OC shall refer the matter to the Chairman or CEO of Regeneron and the President of Procter & Gamble Pharmaceuticals (the "CEOs"), if both CEOs were not voting members of the OC. If the CEOs (or the OC, if the CEOs are both voting members) cannot resolve the issue within thirty (30) days, the CEOs shall mutually agree upon and appoint to the OC a "Temporary Member." "Temporary Member" means a person who is knowledgeable in the research based pharmaceutical industry, possessing senior executive experience and skills and not associated with either Party or a competitor of either Party. If the CEOs cannot mutually agree on the identity of such Temporary Member within fifteen (15) days of the end of such thirty (30) day period, the Parties shall request an arbitral panel composed in accordance with Section 11.4, sitting in Boston, Mass., to, and such panel shall, appoint to the OC a Temporary Member. The OC shall meet and resolve the dispute within one week of such appointment of the Temporary Member. All decisions with respect to the issue in dispute shall be made by majority vote of the OC. Such Temporary Member shall be appointed to the OC until such time as the CEOs mutually agree that the dispute or disputes have been resolved or until one Party is deemed to be an Opting Out Party with respect to such Compound (and country, if applicable) at issue, whichever is earlier. Such Temporary Member shall be instructed to render his or her votes consistent with the stated decision-making criteria of the OC, as set forth in Section 2.7. The Parties shall share equally in all costs associated with the appointment of the Temporary Member. Notwithstanding the foregoing, any disputes, with respect to approving (or not approving) a Research Collaboration Plan or negotiating a J-V Agreement shall be resolved by the Temporary Member voting for one Party's proposed Research Collaboration Plan or J-V Agreement, as the case may be.

         2.9. CONDUCT OF WORK BY OTHERS. It is understood that each Party has entered into this Agreement based on the specific experience and skill of the other Party. Accordingly, it is anticipated that work under this Agreement will be conducted primarily by the Parties. However, it may be commercially reasonable for the Parties to enter into agreements with commercial or non-commercial Third Parties to acquire technology or conduct certain aspects of such work (e.g., because the Third Party's work provides a favorable cost/benefit vs. utilizing internal resources). Such agreements may include (without limitation), acquisition of research methods, Compounds or intellectual property rights (if applicable), consultation, conduct of certain research tests, chemical synthesis and supply, safety testing, clinical testing, and marketing support. All such work by or acquisition from Third Parties shall be conducted pursuant to the Research Collaboration Plan and/or Product Plan and shall be performed pursuant to written agreements embodying confidentiality, intellectual property rights and other terms consistent with the terms set forth in this Agreement. To the extent commercially reasonable, the commercial or non-commercial Third Parties will be obligated to assign or exclusively license any patents, patent applications or know-how under terms that are mutually agreeable to the Parties. Information obtained by a Party from any Third Party shall be subject to Article VIII of this Agreement. All technology obtained from a Third Party pursuant to this
Section 2.9 shall be, to the extent possible under commercially reasonable terms, jointly owned by the Parties and shall be subject to Articles V and VII.

         2.10. RECORD-KEEPING. All committees shall appoint one Party to keep complete and accurate records pertaining to the Parties' activities hereunder. The other Party shall have the right to review such records upon reasonable notice to the recordkeeping party and at reasonable times. Such records are subject to audit by the other Party pursuant to Section 6.5 within a reasonable period after the end of the Fiscal Year. In addition, the recordkeeping party shall prepare quarterly unaudited financials pertaining to such activities, which shall be distributed to the Parties within thirty (30) days of the end of such period.

         2.11.    NON-COMPETE.

         (a) During the Research Term, neither Party will, independently of the other, perform research in the Field.

         (b) During the Research Term and for five (5) years thereafter, neither Party may directly or indirectly develop, including without limitation the performance of clinical trials, or commercialize a Competing Product in the Territory.

         (c) Notwithstanding anything to the contrary contained in this Agreement, the Parties agree that Excluded Technology is not included within the scope of this Agreement. In particular, nothing in this Agreement shall prohibit either Party from performing research, developing or marketing compounds or products using its own Excluded Technology

         2.12. BOARD REPRESENTATION. Regeneron will uses its best efforts to put a person representing Procter & Gamble (a "P&G Director") on Regeneron's Board of Directors sixty (60) days after Regeneron receives written notice from Procter & Gamble at any time during the Term. The Parties shall work together to identify a mutually agreeable P&G Director; however, if the Parties cannot agree upon a P&G Director within thirty (30) days of Regeneron's receipt of Procter & Gamble's written notice, Procter & Gamble shall designate an officer of Procter & Gamble as a P&G Director and Regeneron shall uses its best efforts to have such P&G Director appointed or nominated and elected as a Director on Regeneron's Board of Directors. Notwithstanding anything to the contrary, Regeneron shall have no obligation pursuant to this Agreement to take any action that would result in more than one P&G Director sitting on Regeneron's Board of Directors at any one time, nor shall Regeneron have any obligations with respect to appointing or nominating a P&G Director under this Section 2.12 so long as Procter & Gamble owns less than [****************] of Regeneron's Outstanding Securities (as defined in the Securities Purchase Agreement dated May 13, 1997 between Procter & Gamble and Regeneron and as amended from time to time).

                     ARTICLE III - RESEARCH AND DEVELOPMENT

         3.1. RESEARCH COLLABORATION PLAN. The Parties will agree to a Research Collaboration Plan. The OC is authorized to approve and amend the Research Collaboration Plan. During the Research Term, the Research Collaboration Plan budget shall include FTE allocations and any Third Party costs. The timing and calculations for the Research Collaboration Plan budget are contained in Attachment 3.1.

         3.2.     FUNDING OF RESEARCH COLLABORATION PLAN.

         (a) During the Research Term, Regeneron shall provide [*******] Regeneron research FTEs per year for Regeneron's work pursuant to the Research Collaboration Plan. Unless otherwise agreed to by the parties, Procter & Gamble shall make payments quarterly, in arrears to Regeneron equal to [**********] per calendar quarter through December 31, 2005, subject to the adjustments contemplated in the paragraph below.

         An Inflation Payment Adjustment shall be made quarterly beginning with the quarter ending September 30, 2001. Such Inflation Payment Adjustment shall be based on Regeneron's annual cost per research FTE of [***********************************] ("FTE Rate"). The FTE Rate includes costs such as those listed in Attachment 3.2. The Inflation Payment Adjustment shall be calculated by multiplying [****] Regeneron research FTEs by the FTE Rate Adjustment, which is defined as the quarterly equivalent of the FTE Rate multiplied by the percentage change (rounded to the nearest tenth of a percent) between the Consumer Price Index for All Urban Consumers as published by the U.S. Bureau of Labor Statistics ("CPI") for June 2000 versus the CPI for the month of June immediately preceding the Fiscal Year in which such payments are applicable. The calculation for and examples of such Inflation Payment Adjustments are detailed in Attachment 3.2. Regeneron shall use funding provided under this Section 3.2 solely for carrying out the Research Collaboration Plan. Regeneron shall submit a report to Procter & Gamble within [***************] after the end of each Fiscal Quarter detailing the number of FTEs performing work pursuant to the Research Collaboration Plan and detailed description of such work. Regeneron shall submit invoices to Procter & Gamble pursuant to this Section 3.2(a), including, if applicable, a calculation of any amounts payable as Inflation Payment Adjustments, quarterly in arrears. Invoices submitted to Procter & Gamble pursuant to this Section are payable net [************] days after receipt and are subject to Procter & Gamble's audit pursuant to Section 6.5.

         (b) All costs associated with work by Procter & Gamble pursuant to the Research Collaboration Plan shall be borne by Procter & Gamble. In addition, Procter & Gamble shall pay for all Third Party costs for which it approves in its sole discretion.

         (c) If a Lead Compound is identified by either or both Parties during the Tail Period, the Parties shall meet within [****************] days of such identification to agree on a Product Plan or other disposition (e.g., Opt out, license to a Party or Third Party) of such Lead Compound. The Lead Compound will be subject to the terms and conditions, including funding obligations required in this Agreement and shall be considered a Lead Compound in the Field. The Tail Period Term shall be terminated by the OC's approval or as otherwise agreed by the Parties.

         3.3. SELECTION OF DEVELOPMENT COMPOUNDS. When a Research Compound has been demonstrated to meet the Success Criteria, the Compound shall be designated a Development Compound. Within ninety (90) days after the designation of a Development Compound by the Parties, the OC shall approve a Product Plan for such Development Compound. The Product Plan shall include [*******************************************************************************
********************************************************************************
*************************************************************************] Each
Product Plan should incorporate those elements set forth in Attachment 3.3. [******************************************************] The timing and calculations for the typical Product Plan budget is contained in Attachment 3.1 as an example. The OC will have complete authority to adopt all Product Plans.

         3.4. FUNDING OF DEVELOPMENT COMPOUNDS AND MARKETED COMPOUNDS; OPTING
OUT.

         (a) Allowable Product Expenses.
********************************************************************************
********************************************************************************

*******************************************************************************
***********************************************************]

         (b) Either Party may, at any time during the Term, become an Opting Out Party with respect to a Lead Compound, Development Compound or Marketed Compound, either in total or on a country-by-country basis pursuant to Section
3.6. [*************************************************************************
***********************************************************************] The
Opting Out Party shall grant licenses to the Proceeding Party pursuant to
Section 5.5. Royalties paid pursuant to such licenses shall be made pursuant to Article VI.

         (c) If both Parties are Opting Out Parties with respect to a Lead Compound, Development Compound or Marketed Compound pursuant to Section 3.4(b), [*******************************************************************************
********************].

         (d) Procter & Gamble shall not be deemed an Opting Out party for [*******************************************************************************
********************************************************************************
*********************************************************]

         3.5. RESEARCH, DEVELOPMENT AND MARKETING COMMUNICATION. In addition to Regeneron's reporting obligations under Section 3.2(a), Regeneron and Procter & Gamble will submit reports to each other not less than two (2) times per Fiscal Year presenting a meaningful summary of research, development and marketing activities performed under this Agreement. Regeneron and Procter & Gamble will make presentations of such activities to each other, beyond that made to the OC, as reasonably requested by each other. All technology generated by the Parties shall be disclosed pursuant to Section 7.1. The Parties shall use their best efforts to communicate information only within the scope of this Agreement. Regeneron and Procter & Gamble will also communicate informally and through the OC to inform each other of research and development done under this Agreement. Regeneron and Procter & Gamble will provide each other with raw data in original form or a photocopy thereof for any and all work carried out under this Agreement as reasonably requested by the other. Any information contained in such reports and as otherwise communicated by Regeneron or Procter & Gamble is subject to Article VIII. If one Party is deemed an Opting Out Party, the Proceeding Party shall annually report to the Opting Out Party research, development and marketing activities performed for Compounds in the Territory for the prior Fiscal Year sufficient to allow the Opting Out

Party to determine whether the Proceeding Party is utilizing Commercially Reasonable Efforts.

         3.6. GLOBAL DEVELOPMENT. The Product Plan shall set forth commercially reasonable development work (including without limitation clinical studies) to support acceptable regulatory applications for marketing clearance in all Major Countries. The costs associated with these activities shall be deemed "Global Expenses." If either Party fails to pay its share of Global Expenses with respect to a Compound, such Party shall be deemed an Opting Out Party with respect to such Compound in the entire Territory pursuant to Section 3.4(b). Either Party may Opt Out of the commercialization of a Compound on a country-by-country basis provided it funds its share of total Global Expenses, to the extent that funding of any development and/or marketing expenses is solely attributable to one country and is not considered a Global Expense ("Country Expenses"). A Party that does not pay such Country Expenses shall be deemed an Opting Out Party with respect to such Compound in that particular country only pursuant to Section 3.4(b).

         3.7. J-V FORMATION. Commencing at the [****************************
************************************] the Parties shall negotiate in good faith an agreement that contains all of the terms and conditions of this Agreement, along with other terms and conditions as the Parties may agree to develop and/or market Compounds, including without limitation reasonable non-compete provisions ("J-V Agreement"). In the event that the Parties cannot finalize such J-V Agreement within [************] the Parties may commence dispute resolution pursuant to Section 2.8 or the Parties may elect to continue to perform development and marketing activities pursuant to this Agreement until its termination, or negotiate such other arrangement as the Parties may agree.

         3.8. SUMITOMO COMPOUNDS. Regeneron shall, subject to the confidentiality provisions of Article VIII, have the right to disclose to Sumitomo Chemical Company Limited and its affiliates (herein "Sumitomo") information regarding a Compound solely conceived and reduced to practice by Regeneron solely for the purpose of, and to the extent necessary for, enabling Regeneron to fulfill its obligations under the Sumitomo Agreement.
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************

         3.9. REGULATORY RESPONSIBILITY. As part of the Product Plan for each Development Compound, the DC shall assign responsibility for the preparation and filing of Health Registrations for such Development Compound. The Parties shall consult and cooperate in obtaining all Health Registrations.

         3.10. COMMUNICATION WITH REGULATORY AUTHORITIES. The Party assigned regulatory responsibility for a particular Health Registration for a Development Compound shall have primary responsibility for communications with respect to the regulatory authorities having jurisdiction over such Health Registration for the Development Compound. Both Parties shall have the right to participate in all meetings with regulatory authorities. The Party that is not assigned regulatory responsibility for a particular Health Registration for a Development Compound shall have the right to review all correspondence to the applicable regulatory authority prior to submission, unless such correspondence is of a routine nature or is an Adverse Experience report required by applicable law or regulation. Copies of all written correspondence submitted by either Party to regulatory authorities or written reports of discussions with regulatory authorities shall be sent to the other Party promptly after such submission or discussion. The Parties shall enter into further agreement or agreeable standard operating procedures to ensure rapid communication between the Parties regarding all communication to and from regulatory authorities.

         3.11. OWNERSHIP OF INDS.

         (a) Regeneron will own the IND or foreign equivalent for each Development Compound that is a protein and that is manufactured by Regeneron.

         (b) P&G will own the IND or foreign equivalent for each Development Compound that is a small molecule and that is manufactured by P&G.

         (c) For all other Development Compounds, the Party assigned primary responsibility for the execution of the clinical program shall own the IND or foreign equivalent.

         (d) If the Party that owns the IND or foreign equivalent for a particular Development Compound is not assigned primary responsibility for the execution of the clinical program for such Development Compound, the Parties will enter into further agreement or agreeable standard operating procedures to ensure direct communication between FDA or other regulatory agency and the Party assigned primary responsibility for the execution of the clinical program regarding all clinical matters.

         3.12. ADVERSE EXPERIENCES.

         (a) Reporting Responsibilities. Adverse Experiences reported in respect of a particular Development Compound shall be reported to the appropriate regulatory authorities by the Party required to report such Adverse Experiences under the laws and regulations of each country in the Territory. "Adverse Experience" shall have the meaning set forth in current ICH guideline.

         (b) Safety Representatives. Each Party will provide to the other the name of an appointed safety representative of the Party to whom all adverse Experiences reports and queries should be reported. The safety representative of each Party will report to the safety representative of the other Party all Adverse Experiences received in respect of a particular Development Compound as follows:

         (i) Without regard to investigator-ascribed causality, any and every Adverse Experience which is fatal or life threatening or which is a serious Adverse Experience as defined in clinical protocols shall be reported by the receiving party to the other Party by facsimile within one (1) working day of receipt by the receiving Party's safety representative;

         (ii) A summary written report of all non-serious Adverse Experiences shall be submitted by the receiving Party to the other Party on a monthly basis by the receiving Party's safety representative;

         (iii) A summary written report of all Adverse Experiences, serious and non-serious shall be provided by each Party to the other Party, on an annual basis, indicating those cases which have previously been reported to the other Party;

         (iv) Any information which changes an Adverse Experience from non-serious to serious shall be reported to the other Party's safety representative within one (1) working day of receipt of such information by the receiving Party's safety representative;

         (v) Further information received by a Party on any serious Adverse Experience shall be reported to the other Party's safety representative within ten (10) working days of receipt of such information by the receiving Party's safety representative; and

         (vi) Treatment codes shall be included in all reports for any Adverse Experiences that must be reported to European regulatory authorities.

         (c) Serious Adverse Experiences. For purposes of this Agreement, an Adverse Experience will be considered "serious" according to the then-current ICH and FDA criteria as well as any event defined as a serious Adverse Experience by the relevant study protocol.

                       ARTICLE IV - MARKETING OF PRODUCTS

         4.1.     MARKETING AND SALES STRATEGY.  [****************************
********************************************************************************
********************************************************************************
********************************************************************************
************************************************]

         4.2. NET PROFITS. The Parties, so long as neither Party is an Opting Out Party with respect to such Marketed Compound either in the entire Territory or in one or more specific countries, as appropriate, will share equally in the Net Profits of each Compound sold. "Net Profits" mean Net Sales less Allowable Product Expenses.

         4.3. EXCLUSIVE DISTRIBUTOR. The OC may appoint either Party or a Third Party to act as its agent in connection with the marketing, sale and distribution of Marketed Compounds, and the OC and/or the Parties (as the case may be) shall grant to such agent(s) appropriate authority to perform its or their responsibilities hereunder. In connection with such marketing, sales and distribution, the following principles shall apply:

              (a) the business objective will be to maximize overall profits;
       and

              (b) in the event that a Third Party is appointed as the Parties' agent with respect to the marketing, sale and distribution of the Marketed Compound in a country, Regeneron and Procter & Gamble will each receive equal shares of any revenue received from such Third Party, so long as neither Party is an Opting Out Party with respect to such Marketed Compound in such country.

         4.4. REGENERON CO-PROMOTION ACTIVITIES. Provided that Regeneron is not an Opting Out Party with respect to the Compound, Regeneron will have an equal right and opportunity, but not the obligation, to participate in the sales and marketing efforts in any country in the Territory as to which it has not Opted Out by supplying up to [*****************] of a Marketed Compound's sales and marketing efforts with notice to Procter & Gamble within [********] of the OC's decision to prepare a regulatory application for marketing clearance in the first Major Country with respect to all Major Countries, then on a country-by-country basis upon regulatory filings in such countries other than Major Countries. Regeneron's and Procter & Gamble's sales and marketing personnel costs shall be an Allowable Product Expense and shall be calculated for both

Parties on the same basis (e.g., the cost per salesperson or sales call for Regeneron and Procter & Gamble shall be the same per year). If the Parties want to discontinue or decrease its promotion activities, it must give the other Party [*********] notice prior to such discontinuation or decrease. Either Party's choice to not promote a Marketed Compound shall not cause such Party to be an Opting Out Party with respect to such Marketed Compound, so long as such Party meets its funding obligations pursuant to Section 3.4.

         4.5. TRADEMARKS; PACKAGING. After a Compound has been designated a Development Compound, the Parties shall jointly develop a trademark for such Development Compound. So long as it is not an Opting Out Party with respect to such Compound in a country, Procter & Gamble shall file, prosecute and maintain all trademark applications and registrations for such trademarks. Procter & Gamble shall pay all expenses in connection with filing and prosecution of such trademarks. All other costs associated with such trademarks shall be deemed Allowable Product Expenses. As long as neither Party is an Opting Out Party with respect to the Marketed Compound, such Marketed Compound shall be sold under a single trademark which shall be owned by Procter & Gamble (and Procter & Gamble shall grant Regeneron a royalty-free license to such trademark(s) if Regeneron promotes a Marketed Compound pursuant to Section 4.4) or, if a legal entity is formed pursuant to a J-V Agreement, the trademark shall be owned by such entity to the extent legally permissible. If one Party is an Opting Out Party with respect to such Marketed Compound, any trademarks shall be owned by the Proceeding Party. So long as neither Party is an Opting Out Party, the label of the Marketed Compound will contain the name of Regeneron and Procter & Gamble, to the extent legally permissible.

                           ARTICLE V - LICENSE GRANTS

         5.1 RIGHTS IN TECHNOLOGY DEVELOPED DURING AGREEMENT. Patents and Know-how regarding all Inventions, shall be owned:

         (a) by P&G, if such technology is conceived and reduced to practice solely by employees of P & G;

         (b) jointly, if such technology is conceived and/or reduced to practice jointly by employees of P&G and Regeneron; and

         (c) by Regeneron, if such technology is conceived and reduced to practice solely by employees of Regeneron.

         Inventorship shall be determined according to the laws of the United States. Filing, prosecution, maintenance and enforcement of such Patents shall be handled pursuant to Article VII. Except as specifically set forth in this Agreement, no Party shall have any rights to Patents or Know-how owned solely by the other Party.

         5.2 LICENSE GRANTS DURING RESEARCH TERM - INVENTIONS HAVING UTILITY IN THE FIELD.

         (a) P&G hereby grants Regeneron a Sole License under P&G Patent Rights and P&G Know-how to make, have made, use, import, offer for sale and sell P&G Technology in the Field. The Sole License shall be royalty free for uses in the Field. P&G also hereby grants Regeneron, for research purposes only in the Field, a Sole License under P&G Patent Rights and P&G Know-how to make, have made, and use small molecule Research Compounds that have not met Success Criteria.

         (b) Regeneron hereby grants P&G a Sole License under Regeneron Patent Rights and Regeneron Know-how to make, have made, use, import, offer for sale and sell Regeneron Technology in the Field. The Sole License shall be royalty free for uses in the Field.

         (c) The licenses granted in Sections 5.2(a) and (b) above will not be used by either Party independent of this Agreement.

         (d) As used herein, "Sole License" shall mean a non-exclusive license in the Territory under Know-how or a Patent, without the right to sublicense, granted by a "Licensor Party" to the other "Licensee Party" in the Field, wherein the Licensor Party shall not grant any Third Party rights in the Field under the Know-how or Patent to the subject matter of the license.

         (e) With respect to Inventions made as a direct result of work done under this Agreement during the Research Term and owned solely or jointly by a Party wherein the Invention has utility in the Field, each Party grants to the other the right of first negotiation to obtain from the other Party exclusive rights outside the Field in the Territory under reasonable terms for any such Invention. This "right of first negotiation" shall be in effect during the Research Term. For sole Inventions that a Party wishes to partner or out license, the "rights of first negotiation" shall operate as set forth in Section 5.4(c).

         5.3 RIGHTS UPON TERMINATION OF THE RESEARCH TERM - INVENTIONS HAVING UTILITY IN THE FIELD.

         (a) Upon expiration of the Research Term, the Sole Licenses and rights of first negotiation granted by the Parties under Section 5.2 shall terminate. However, the Parties grant the license rights set forth in Sections 5.3(b) and (c) on expiration of the Research Term.

         (b) With respect to Procter & Gamble Inventions having a utility in the Field, P&G shall grant Regeneron a non-exclusive, royalty-free license under Procter & Gamble Know-how and P&G Patent Rights, without the right to sublicense, to make, have made, and use P&G Technology for the purpose of discovering, developing and/or commercializing Compounds (other than small molecules, DNA sequences, proteins and peptides that are covered by Procter & Gamble Inventions identified during the Research Term or Tail Period ("Procter & Gamble Compounds")) in the Field. In addition, P&G shall grant to Regeneron a non-exclusive, royalty free license under Procter & Gamble Know-how and P&G Patent Rights, without the right to sublicense, to make, have made, and use Procter & Gamble Compounds solely for research purposes. For clarity, this non-exclusive license to Procter & Gamble Technology and Procter & Gamble Compounds does not include the right to have sold or sell Procter & Gamble Technology and Procter & Gamble Compounds, under Procter & Gamble Know-how and P&G Patent Rights.

         (c) With respect to Regeneron Inventions having utility in the Field, Regeneron shall grant Procter & Gamble a non-exclusive, royalty-free license under Regeneron Know-how and Regeneron Patent Rights, without the right to sublicense, to make, have made, and use Regeneron Technology for the purpose of discovering, developing and/or commercializing Compounds (other than Compounds that are small molecule Research compounds, DNA sequences, proteins or peptides covered by Regeneron Inventions identified during the Research Term or the Tail Period ("Regeneron Compounds")) in the Field. This non-exclusive license does not include the right to have sold or sell Regeneron Technology, including, without limitation, Regeneron Compounds, under Regeneron Know-how and Regeneron Patents.

         (d) Pursuant to Section 5.6, Procter & Gamble and Regeneron hereby grant to one another for the Term a Sole License in the Territory to Patents and Know-how directly relating to and necessary to make, have made, use, import, offer for sale, and sell Development Compounds and the corresponding Validated Targets. In addition, further to the rights granted elsewhere in this Section 5.3, Procter & Gamble and Regeneron hereby grant to one another a non-exclusive, royalty-free license in the Territory to Patents and Know-how or other general application technology that either Party owns or acquires from a Third Party with the right to sublicense to the extent necessary to make, have made, use, import, offer for sale, and sell Development Compounds and/or Validated Targets in the Territory. Such general applications may include, but are not limited to, dosage form, reagents, and or cloning methods.

         (e) Neither Party shall file an Abbreviated New Drug Application ("ANDA") in the U.S. or an equivalent foreign application for generic approval for marketing of a Compound using the licenses under this Section.


         5.4 LICENSE GRANTS TO INVENTIONS HAVING NO UTILITY IN THE FIELD. With respect to Inventions (i) for which there is no known utility in the Field, (ii) that are made as a direct result of work performed under this Agreement and
(iii) for which there are no license obligations to Third Parties prohibiting the grant of licenses set forth below, the parties agree that subject to (a) and
(b) below, each Party shall have the right of first negotiation to obtain exclusive rights outside the Field and in the Territory under reasonable terms consistent with those set forth herein for any such Invention owned jointly with the other Party.

         (a) Procter & Gamble shall have the right of first negotiation to obtain exclusive rights outside the Field and in the Territory under reasonable terms consistent with those set forth herein for any such Invention having [******************] owned solely by Regeneron or its Affiliates.

         (b) Regeneron shall have the right of first negotiation to obtain exclusive rights outside the Field and in the Territory under reasonable terms consistent with those set forth herein for any such Invention having [*****************************************************] owned solely by P&G or its Affiliates.

         (c) The "rights of first negotiation" referred to above in this Section 5.4(a) and (b) and previously in Section 5.2(c) shall operate as follows: The Party that discovered the Invention (the "Discovering Party") shall notify the other Party (the "Other Party") that it intends to partner in developing and/or marketing the Invention and other material information concerning the applicable Invention (the "Non-Field Invention Notice"). Within thirty (30) days after receipt of the Non-Field Invention Notice, the Other Party will notify the Discovering Party if it wishes to negotiate the terms of research, development and/or marketing agreement between the Parties with respect to such Invention. The Parties shall then negotiate in good faith to agree upon the terms of any such agreement, provided that no Party shall have any obligation to enter into a final binding agreement or letter of intent. During this period, the Discovering Party shall respond to all reasonable inquiries by the Other Party concerning the applicable Invention. The information disclosed to the Other Party in the Non-Field Invention Notice and during this negotiation period concerning the Invention shall be considered Information pursuant to Section 8.1 of this Agreement. In the event that the Parties have not entered into a further agreement (which may include a binding letter of intent in lieu of a final agreement) on or before sixty (60) days after the delivery of the Non-Field Invention Notice to the Other Party, the Discovering Party shall have no obligations to the Other Party, and the Other Party shall have no rights, with respect to the use of the applicable Invention.

         5.5 GRANT OF LICENSE BY OPTING OUT PARTY. In the event a Party becomes an Opting Out Party with respect to a Development Compound in its entirety or on a country-by-country basis, then the license granted by the Opting Out Party to the Proceeding Party shall be an exclusive license including as to the Opting Out Party, with the right to sublicense, to make, have made, use, import and sell such Development Compound under the Patents, Know-how, trademarks and copyrights regarding that Compound owned in whole or in part by the Opting Out Party. The license shall be in all countries of the Territory in which Opting Out has been deemed to occur, and shall be subject to a royalty as set forth in
Section 6.1. The Opting Out Party shall comply with reasonable requests for cooperation by the Proceeding Party, and the Proceeding Party shall reimburse the Opting Out Party for reasonable out-of-pocket expenses incurred with respect to such cooperation.

         5.6 RIGHTS IN COMPOUNDS UNDER RESEARCH, DEVELOPMENT AND MARKETING. A Party shall not grant any license to a Third Party in the Territory under any Patent or Know-how owned in whole or in part by that Party to make, have made, use, import or sell any Compounds that are the subject of joint research, development or marketing by the Parties under this Agreement or any J-V Agreement.

                      ARTICLE VI - ROYALTIES AND ACCOUNTING

         6.1. ROYALTY CALCULATION.

         (a) The Proceeding Party will pay to the Opting Out Party a royalty on Net Sales of a Marketed Compound on a country-by-country basis, sold by the Proceeding Party, its Affiliates, licensees and/or sublicensees in the Territory at the applicable rate listed below multiplied by the Net Sales in such country:

                Opt Out Time                                     Royalty
                ------------                                     -------
[************************************                             [****]
*************************************
*************************************
*************************************
*************************************
*************************************
*************************************
**********************************
*************************************                             [****]
*************************************
*************************************
************************************
[************************************                             [****]
*************************************
*************************************
*************************************
[************************************                             [****]
*************************************
***********************************]

      Such royalty will be paid for a period of [*********] years from the date of first sale to a customer of such Compound in a particular country, or for so long as the manufacture, use, importation or sale of the Compound would, but for the licenses granted herein, infringe a Valid Claim of a licensed Patent in such country, whichever is longer.

         (b) If the Parties license the Development or Marketed Compound to a Third Party pursuant to Section 3.4(c)[***************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
***********]. Examples of the respective percentages are outlined in Attachment
 6.1(b). Reasonable out-of-pocket expenses incurred in obtaining such licensee shall be shared equally by the Parties. Notwithstanding the above, either Party may receive, without sharing with the other Party, reimbursement from such licensee for reasonable,[*************************************************
*********************] costs of research, development and/or marketing costs (whether internal or Third Party) to be incurred by such Party for work to be conducted in the future on behalf of the licensee.

Any amounts in excess of such reimbursement shall be shared in the same proportion as calculated above in this Section 6.1(b) All amounts from licensees received by either Party shall be fully disclosed to the other Party and subject to audit (including without limitation the calculation of Fully-Loaded costs) pursuant to Section 6.5.

      (c) If the Proceeding Party elects to distribute or sublicense a Development or Marketed Compound in any country, and a license must be obtained from a Third Party to manufacture and/or market such Development or Marketed Compound to avoid a non-frivolous claim of patent infringement, the Proceeding Party shall offset the following portion of the Third Party license fee, royalty or other similar payments ("Licensee Fees") against the Opting Out Party's royalty:

                                     Percent of Licensee Fee Offset
[******************************]     Against the Opting Out Party's Royalty
--------------------------------     --------------------------------------
        [****]                               [******]
        [****]                               [******]
        [****]                               [******]
        [****]                               [******]

      Any portion of Licensee Fees paid by the Proceeding Party that is to be offset against the Opting Out Party's royalty but that exceeds the Opting Out Party's royalty payable, shall be carried forward and accrue interest pursuant to Section 6.4 and be offset against future royalties as such royalties become payable.

      6.2.  ROYALTY PAYMENT.

      (a) Royalties payable under Sections 2.4(e) and 6.1 will be paid not later than sixty (60) calendar days following the end of each Fiscal Quarter. All payments shall be accompanied by a report in writing showing the Fiscal Quarter for which such payment applies, the amount billed to Third Parties for Marketed Compounds sold during such Fiscal Quarter, the deductions from the amount billed to arrive at the Net Sales, the Net Sales for the Fiscal Quarter, and the royalties due on such Net Sales, such report being broken down by Marketed Compound and country. All royalties will be paid in the currency where Net Sales take place or, at the option of the payee, in US dollars at a rate of exchange on the last business day of the Fiscal Quarter as quoted in The Wall Street Journal (or Citibank, N.A. if such rates are not available in The Wall Street Journal).

      (b) All royalties due under this Article VI will be deposited in a bank chosen by the recipient by the date due. Any amounts or royalties prohibited from export by a particular country will be deposited in a bank chosen by the recipient in such country. Any deductions for withholding taxes imposed by the country in which Net Sales take place will be withheld and paid as required by law. The amount of tax withheld shall be for the account of the Party receiving the payment. The amount of withholding tax will be allocated, if applicable, in the ratio of the respective income to which the withholding tax is related. The paying Party will provide promptly upon request any receipts from the governmental or taxing authority evidencing payment of such taxes and will assist the receiving Party in claiming relief from double taxation.

      6.3. RECORDS. Procter & Gamble and Regeneron will maintain, and will require their Affiliates and sublicensees to maintain, complete and accurate records of Net Sales of Marketed Compounds sold subject to the royalty provisions of Sections 2.4(e) and 6.1 and the audit provisions of Section 6.5.

      6.4. INTEREST RATE. Unless otherwise provided in this Agreement, any payments past due will bear interest at the prime rate (such quoted in The Wall Street Journal on the first day of the month of the accrual) plus two (2) percentage points, compounded monthly.

      6.5. AUDIT. Records shall be open for audit during reasonable business hours for a period of three (3) years from creation of individual records for examination not more often than once each year by an independent certified public accountant ("CPA") selected by the payee and reasonably acceptable to the payer for the sole purpose of verifying the correctness of payments to be made under this Agreement. If the CPA finds a discrepancy of greater than ten (10) percent of such payment, the CPA shall submit a detailed report regarding the audit and such discrepancy to both Parties within thirty (30) days of commencing the audit. The Parties shall attempt to resolve such discrepancy to their mutual satisfaction during the next fifteen (15) days. If the Parties cannot resolve the discrepancy, their CEOs shall meet within ten (10) days after such fifteen
(15) day time period. If the CEOs cannot resolve the dispute within five (5) days, either Party may take such dispute to arbitration pursuant to Section
11.4. The calculation of such payment shall be deemed final (and not subject to audit or dispute resolution) five (5) years after the period in which such payment was due, unless arbitration pursuant to Section 11.4 is commenced prior to such time. Out-of-pocket expenses incurred with respect to such CPA shall be paid by the payee; however, the payer shall reimburse the payee for such CPA expenses if the discrepancy is greater than ten (10%) percent, as such discrepancy is determined by the CEOs or arbitrators.

                 ARTICLE VII - PATENTS AND INFRINGEMENT

      7.1. DISCLOSURE. Procter & Gamble will promptly disclose to Regeneron all Procter & Gamble Technology described in Section 1.43. Regeneron will promptly disclose to Procter & Gamble all Regeneron Technology described in Section 1.47 The Parties intend that there be a timely and full exchange of all information arising from each Research Collaboration Plan or Product Plan subject to the terms and conditions of this Agreement. Each Party shall promptly disclose to the other Party any critical data or development which it reasonably believes would or could have a material effect, whether positive or negative, on a Research Collaboration Plan or Product Plan.

      7.2. PATENT APPLICATIONS. Regeneron and Procter & Gamble will discuss and evaluate Technology disclosed pursuant to Section 7.1, and confer regarding the advisability of filing patent applications to cover any Technology. The Party (herein "Responsible Party") responsible for the filing, prosecution and maintenance of patent applications shall be: (a) Procter & Gamble, if the subject invention is made solely by employees of Procter & Gamble; (b) Regeneron, if the subject invention is made solely by employees of Regeneron; or
(c) determined by agreement of the Parties for all other inventions, taking into account the nature of the invention and the relationship of the invention to inventions claimed in other patents or applications. Regeneron and Procter & Gamble will discuss with each other the advisability of filing Patent applications beyond the priority country.

     7.3. FILING AND PROSECUTION OF PATENTS. The Responsible Party shall, at its expense, diligently file, prosecute, issue, and maintain patent applications according to its own internal standards and for effectively covering other inventions made by its employees or consultants. The Responsible Party will endeavor to ensure that all patent applications are filed before any public disclosures so as to ensure validity of patent applications filed outside of the United States. The Responsible Party will submit a substantially complete draft of each patent application to the other Party at least thirty (30) days prior to the contemplated filing date and consider any comments of the other Party, provided that in those circumstances where the Responsible Party believes time is of the essence, the Responsible Party will endeavor to provide the other with such advance notice as it reasonably can under the circumstances. Regeneron and Procter & Gamble will confer with each other regarding the prosecution of such Patent Applications and will copy each other with any official action and submission in such Patent Applications.

      7.4. ALTERNATE RESPONSIBILITY FOR PROSECUTION. In the event the Responsible Party determines that it will not file, prosecute, issue or maintain, a Patent in a particular country, it shall promptly notify the other Party. The other Party shall then have the right, but not obligation to assume responsibility for the Patent in such country, and thereby become the Responsible Party for that Patent in such country pursuant to Section 7.3. The other Party shall be given all necessary authority by the original Responsible Party to file, prosecute, issue, and maintain the Patent in such country.

      7.5. INFRINGEMENT. Procter & Gamble and Regeneron shall promptly notify the other in writing of any infringement of a Patent licensed or to be licensed pursuant to Article V of which they become aware.

      7.6. ENFORCEMENT OF PATENTS. Regeneron and Procter & Gamble may, but shall not be required to, prosecute any alleged infringement or threatened infringement of a Patent licensed or to be licensed pursuant to Article V of which they are aware or which is brought to their attention. The prosecuting Party shall act in its own name and at its own expense unless the other Party at its option pays fifty percent (50%) of all reasonable out-of-pocket costs prior to the commencement of trial or an agreement on a settlement. Regeneron and Procter & Gamble shall cooperate fully with each other including, if required to bring such action, the furnishing of power of attorney. Any recovery obtained shall belong to the prosecuting Party unless the other Party has paid fifty percent (50%) of said costs in which case each Party will receive fifty percent (50%) of any recovery.

      7.7. ALTERNATE RESPONSIBILITY FOR ENFORCEMENT. If Regeneron or Procter & Gamble has failed to prosecute under Section 7.6 with respect to alleged or threatened infringement of one of its Patents (i) three (3) months after it has been notified in writing by the other of such alleged infringement or (ii) one
(1) month before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, the other may, but shall not be required to, prosecute any alleged infringement or threatened infringement of the Patent. Such prosecuting Party shall act in its own name and at its own expense. In such event, both Parties shall cooperate fully with each other at their own expense, including if required in order to bring such an action, the furnishing of a power of attorney. Any recovery obtained shall belong to the prosecuting Party.

     7.8. TRADEMARK INFRINGEMENT AND ENFORCEMENT. Procter & Gamble and Regeneron shall promptly notify the other in writing of any infringement of a trademark under Section 4.5 of which they become aware. The owner of the trademark application or registration may, but shall not be required to, prosecute any such alleged infringement or threatened infringement. The prosecuting Party shall act in its own name (unless joinder of the other Party is required by law in which case it shall be joined) and at its own expense unless the other Party at its option pays fifty percent (50%) of all reasonable out-of-pocket costs prior to the commencement of trial or an agreement on a settlement. Regeneron and Procter & Gamble shall cooperate fully with each other in such action. Any recovery obtained shall belong to the prosecuting Party unless the other Party has paid fifty percent (50%) of the costs in which case each Party will receive fifty percent (50%) of any recovery.

     7.9. ALTERNATE RESPONSIBILITY FOR TRADEMARK ENFORCEMENT. If the owner of the trademark application or registration has failed to prosecute under Section
7.8 with respect to an alleged or threatened infringement of a trademark (i) three (3) months after it has been notified in writing by the other of such alleged infringement or (ii) one (1) month before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, the other Party may, but shall not be required to, prosecute any alleged infringement or threatened infringement of the trademark. Such prosecuting Party shall act in its own name and at its own expense. In such event, both Parties shall cooperate fully with each other at their own expense. Any recovery obtained shall belong to the prosecuting Party.

                         ARTICLE VIII - CONFIDENTIALITY

      8.1. CONFIDENTIALITY AND NON-USE OBLIGATIONS. Each Party shall maintain in confidence all information (herein "Information") which is:

            (a)  disclosed to it by the other Party pursuant to Section 7.1;

            (b)  developed by the Party during the Research Term; or

            (c) other information ("Other Information") disclosed by the other Party which is not within the scope of the collaboration and which is considered confidential by the other Party, and so designated as confidential in writing when first disclosed or within thirty (30) days after disclosure if the first disclosure is oral.

      The Party shall take all reasonable precautions to:

            (d)   prevent disclosure of such Information to Third
      Parties, except as set forth in Section 2.9, Section 8.3 and Section 11.10, or as may be necessary for the filing or prosecution of patent applications pursuant to Article VII;

            (e) use Know-how pursuant to the rights and obligations of the Party pursuant to Article V; and

            (f) use Other Information only for the purposes of this Agreement.

      These restrictions upon disclosure and use of Information shall terminate ten (10) years after the date such Information is developed or disclosed as set forth above, but shall not apply to any specific portion of Information which:

                  (i) is Other Information already in the possession of a Party at the time of disclosure by the other Party;

                  (ii) is or later becomes available to the public other
            than by default by the Party;

                  (iii) is received from a Third Party having no
            obligation of confidentiality to the other Party;

                  (iv) is Other Information developed by the Party
            entirely without reference or use of Information, as established by probative documentary evidence; or

                  (v) is required to be disclosed by law or government regulation.

      8.2. PRIOR CONFIDENTIALITY AGREEMENTS. All Information that is covered under the confidentiality and non-use obligations of Section 8.1. of the Multi-Project Collaboration Agreement (hereinafter referred to as "MPC Information") applicable to this Agreement that was to be kept confidential under the Multi-Project Collaboration Agreement as of the Effective Date will be subject to the terms of Section 8.1 as if disclosed under this Agreement. All other MPC Information shall be treated as set forth in this Section 8.2. The confidentiality and non-use obligations set forth in Section 8.1 of the Multi-Project Collaboration Agreement shall survive for each Party pursuant to the terms of Section 11.8 thereof (i) for Regeneron with respect to any MPC Information relating to Procter & Gamble Retained Projects, (ii) for Procter & Gamble with respect to any MPC Information relating to Regeneron Retained Projects, and (iii) for both Parties with respect to all other MPC Information unrelated to any of the Retained Projects of the Field. Notwithstanding the terms of Section 11.8 of the Multi-Project Collaboration Agreement, all confidentiality and non-use obligation set forth in Section 8.1 of the Multi-Project Collaboration Agreement relating to any Mutual Retained Project shall no longer remain in effect.

      8.3. RESEARCH MANUSCRIPTS AND ABSTRACTS. It is understood the Parties may wish to publish or otherwise disclose technology to a Third Party for publication in a reputable scientific forum (for example, as an abstract, poster presentation, lecture, article, book, or any other means of dissemination to the public). Either Party may make such a disclosure to a Third Party regarding preclinical research solely invented by its own employees, provided that if appropriate, a patent application adequately describing and claiming any technology embodied in such disclosure has been filed pursuant to Article VII. If such disclosure is related to clinical research or work jointly invented by the Parties, no such disclosure will be made to a Third Party until a patent application has been filed adequately describing and claiming any patentable technology embodied in such disclosure pursuant to Article VII and the non-disclosing Party has been provided thirty (30) days to review and comment on such disclosure. Such disclosures may be made to a Third Party regarding clinical research only if clinical data has been locked and if disclosure presents no significant risk to regulatory filings and serves a compelling business reason for publication. Any disputes regarding the appropriateness and content of any such disclosure shall be resolved by the PC.

      8.4. THIRD PARTY ACCESS TO DEVELOPMENT COMPOUNDS. The Parties recognize that inappropriate use of a Development Compound outside the scope of the approved Product Plan may result in Adverse Experiences that could adversely affect the labeling of the Compound or the ability of the Parties to gain regulatory approval to market the Compound. Therefore, neither Party shall provide a Development Compound in any form to a Third Party without the prior written consent of the other Party. Upon receiving notice that the other Party intends to provide a Development Compound to a Third Party, a Party shall have two (2) weeks to provide or withhold consent. Before providing a Development Compound to a Third Party, the Parties shall enter into a written agreement with such Third Party obligating the Third Party to disclose to the Parties all results of research involving the Development Compound, including without limitation all Adverse Experiences.

      8.5. PUBLICATIONS. The Parties recognize that independent investigators will be engaged to conduct pre-clinical and clinical trials of Development Compounds, and that the disclosure of information regarding such trials could be detrimental to the ability of the Parties to effectively develop and market such Compound. To the extent practicable, the Parties will enter into agreements with investigators that require the approval of the Parties before the publication of information concerning a Development Compound.

      8.6. SUMITOMO COMPOUNDS. Notwithstanding anything to the contrary, nothing in this Article VIII shall govern the Sumitomo Compounds.

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

          ARTICLE IX - REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION

      9.1.  PATENTS.

            (a) Each Party warrants that, as of the Effective Date, it has no actual knowledge of any information rendering invalid or unenforceable any Patent licensed to the other Party under Article V or VII. Each Party will promptly inform the other Party immediately if it obtains such information after the Effective Date.

            (b) Each Party warrants that it is has no actual knowledge of any patents or Know-how owned by a Third Party that might prevent, inhibit, or limit the Parties from conducting the research, development and marketing activities under this Agreement other than what has been previously disclosed. Each Party warrants that, except as disclosed in Attachment 9.1(b), it has not entered into any agreement with a Third Party that might prevent, inhibit, or limit the Parties from conducting the research, development and marketing activities under this Agreement.

      9.2. NO GUARANTEE. The Parties understand that the research and development work to be conducted pursuant to this Agreement will involve untested, experimental, and currently undeveloped technology and that neither Regeneron nor Procter & Gamble guarantees the safety or usefulness of any Compound. Except as expressly set forth in this Agreement, the Parties disclaim all warranties of any nature, express or implied.

      9.3.  INDEMNIFICATION.

            (a) Indemnification Regarding Joint Activities, General. Any and all liability, damage, loss, cost (including without limitation reasonable attorneys' fees) and expense resulting from any suits, claims, actions, demands, liabilities, expenses and/or loss ("Losses") relating to the joint development, manufacture, use, storage, distribution or sale of any Compound ("Joint Activities") will be shared equally. Each Party shall indemnify and hold harmless the other Party for such Party's respective share of such liability; provided, however, that the portion of Losses due to the gross negligence or willful or intentional misconduct of either or both Party(ies) shall be governed by Section 9.3(b).

            (b) Indemnification by the Parties. Each Party shall indemnify and hold the other Party harmless from and against that portion of any and all Losses due to the gross negligence or willful or intentional misconduct of such indemnifying Party, as well as any Losses caused by the negligence or misconduct of the other Party that were not caused by Joint Activities.

            (c) Indemnification by the Proceeding Party. The Proceeding Party agrees to save, defend and hold the Opting Out Party harmless from and against any and all Losses to the extent that such factual allegations forming the primary basis for such Losses occurred after the Party became an Opting Out Party with respect to that Compound and/or country. Both Parties shall provide prompt notice to the other of such potential Losses. The Proceeding Party shall assume control of the defense of the potential Losses (including without limitation the right to settle the claim). The Opting Out Party shall provide reasonable cooperation to the Proceeding Party, and the Proceeding Party shall reimburse the Opting Out Party its reasonable out-of-pocket expenses.

            (d) Indemnification Procedure. In the event that either Party receives notice of potential Losses, such Party shall immediately inform the other Party and the OC. The OC shall decide the manner in which to respond to and handle the claim. If the OC cannot decide on how to respond to the claim prior to five (5) days before the answer is due, the Party receiving the notice shall answer the claim and take reasonably necessary actions to defend itself, and the other Party may appoint its own counsel at its own expense, until the OC agrees on how to handle the claim.

                ARTICLE X - TERM, TERMINATION; CHANGE OF CONTROL

      10.1. EFFECTIVE DATE AND TERM.

            (a) Effective Date. This Agreement shall become effective on January 1, 2001 ("Effective Date").

            (b) Term. Unless terminated earlier by mutual agreement or by either Party pursuant to Section 10.3 and subject to Section 3.2(c) (in which case relevant portions of this Agreement may come back into effect for any Lead Compound discovered during the Tail Period), this Agreement shall commence on the Effective Date and expire at the later of (i) the end of the Research Term;
(ii) the end of development and marketing of the last Compound to be developed or marketed pursuant to this Agreement (unless such Compound is the subject of a separate agreement); or (iii) the end of the Royalty Term. Rights in technology upon termination shall be as set forth in Section 5.3.

      10.3. DEFAULT. Failure by either Party (the "Defaulting Party") to comply with any of the material obligations contained in this Agreement, or any of the Securities Agreements, the Registration Rights Agreement, the Warrants Purchase Agreement or any J-V Agreement shall entitle the other Party (the "Nondefaulting Party") to give to the Defaulting Party notice specifying the nature of the default and requiring it to cure such default. If the Defaulting Party disagrees with the existence, extent or nature of the default, the Parties shall use good faith efforts to resolve the dispute within thirty (30) days. If (i) such default is not cured with such thirty (30) day period after the receipt of such notice or (ii) the Parties have not otherwise resolved the dispute during such thirty (30) day period, the Nondefaulting Party shall be entitled to initiate arbitration under Section 11.4 and at its sole discretion terminate this Agreement. In the event of such termination, and in addition to any other remedies available to the Nondefaulting Party, the Defaulting Party shall be deemed an Opting Out Party with respect to any Compounds pursuant to Section 5.5.

      10.4. CHANGE OF CONTROL.

            (a) In the event of a Change in Control, as that term is defined in
Section 10.6(a), of either the Parties or their respective Affiliates that have responsibilities or obligations under this Agreement (each collectively or individually then referred to as the "Acquired Company") and the Acquired Company is not an Opting Out Party with respect to all Compounds in all countries under this Agreement, then the Party affiliated with the Acquired Company shall notify the other Party of any such Change in Control as soon as the Change in Control may publicly be announced. Upon receipt of any such notification, the other Party or an Affiliate thereof (the "Electing Company") shall have the unilateral right to give notice to the Acquired Company within thirty (30) days after its next regularly scheduled board meeting, but in no event longer than sixty (60) days, after receipt of the Acquired Company's notification that the Electing Company:

                       (i) elects not to continue the research, development and
            marketing collaboration, whether or not a J-V has been formed (the "Option"), in which case a determination of the License Fee pursuant to Section 10.7 will be made, and within [**********] following such License Fee determination will make the further election either to purchase the entire interest of the Party affiliated with the Acquired Company under this Agreement or any J-V Agreement ("Acquired Company Interest") or offer the Acquired Company the option to purchase the entire interest of the Electing Company under this Agreement or any J-V Agreement ("Electing Company Interest") at the License Fee (but in the event that the Acquired Company does not desire to purchase the Electing Company Interest, the interests of the Parties shall be disposed of by sale, license or other commercially reasonable arrangement for a price that maximizes value for both Parties, paid by a Third Party or a Party, and each Party shall have the right to receive half of the consideration thus obtained), or

                       (ii) desires to continue the collaboration for a period
            of up to [**********] from the date of the Change in Control (the "Trial Period") upon the express condition that the ultimate parent of the entity acquiring control of the Acquired Company within [**********] thereafter agrees in writing to such Trial Period and otherwise agrees to be bound by the provisions of this Agreement, the Registration Rights Agreement, the Securities Agreements, and any J-V Agreement. If the ultimate parent of the acquiring entity accepts these conditions, the collaboration shall continue, and the Option shall expire unless the Electing Company exercises the Option within [***********] days prior to the expiration of the Trial Period. If the ultimate parent of the acquiring entity fails to give notice within the required period that it will be bound by the provisions of such aforementioned Agreements, the Electing Company shall be deemed to have exercised the Option as of the expiration of such [**********] period and the Parties shall then follow the procedures set forth in this Section 10.4.

       10.5. SUBSTANTIAL STOCK ACCUMULATION. In the event of a Substantial Stock Accumulation in either the Procter & Gamble Parent or the Regeneron Parent, as soon as the Party affiliated with the Affected Company has knowledge of the Substantial Stock Accumulation, it shall give prompt notice to the other Party. Such notice shall be separate from and in addition to the notice provided for in
Section 10.4 and must be given regardless of whether the Party affiliated with the Affected Company regards the Substantial Stock Accumulation as being not in the best interest of the collaboration. From the date on which the Party affiliated with the Affected Company has notice of the Substantial Stock Accumulation, the following provisions shall become effective and remain effective until the Substantial Stock Accumulation is eliminated, unless otherwise agreed:

                  (i) If the Party that is not affiliated with the Affected
            Company reasonably determines in good faith that the person or entity making the Substantial Stock Accumulation is a competitor of such Party or its Affiliates, such Party may so inform the other Party in writing. Promptly after receipt of such notice, the Party affiliated with the Affected Company shall establish a procedure whereby no director or executive employee of the Affected Company who was not a director or employee of the Affected Company prior to the Substantial Stock Accumulation, and who was previously a director or employee of the person or entity making the

            Substantial Stock Accumulation (a "Tainted Director or Executive"), shall receive any of the following: (x) confidential information of the other Party and its Affiliates; and (y) confidential information of the collaboration, except that any such Tainted Director or Executive can be given information as to actual and projected sales and profits of the collaboration.

                  (ii) If the Party that is not affiliated with the Affected
            Company does not give notice pursuant to this Section 10.5, the Party affiliated with the Affected Company shall establish a procedure whereby no Tainted Director or Executive shall receive confidential information of the other Party and its Affiliates but need not place any restrictions on confidential or other information of the collaboration.

                  (iii) In the event of a material violation of this Section
            10.5, the non-breaching Party may, without resort to the dispute resolution procedure set forth in Articles II and XI, bring an immediate court action or enjoin such violation and to recover any damages that it may have incurred by reasons of such violation.

      10.6. DEFINITIONS.

            (a) For purposes of this Agreement, a "Change in Control" of a company shall be deemed to have occurred in the event of (i) a merger, consolidation, reorganization, recapitalization, the purchase of substantially all of the company's assets, or other transaction in which or as result of which the common stock of the company, or a successor entity having the same ownership as the company, shall cease (except temporarily) to be a publicly traded security; or (ii) the acquisition by any individual, firm, corporation, or entity (other than any profit sharing or other employee benefit plan of the company or any Affiliate, or any employee or group of employees or former officers an/or directors of the company or its Affiliates) of beneficial ownership, directly or indirectly, of securities of the company representing more than [**************] of the combined voting power of the company's then outstanding voting securities. Notwithstanding the foregoing, for purposes of this Section 10.6(a), a Change in Control shall only be deemed to occur for Procter & Gamble if there is a Change in Control of The Procter & Gamble Company or Procter & Gamble Pharmaceuticals, Inc.

            (b) A "Substantial Stock Accumulation" of a company shall be deemed to have occurred in the event of the accumulation by any individual, firm, corporation, or entity (other than any profit sharing or other employee benefit plan of the company or any Affiliate, or any employee or group of employees or former officers and/or directors of the company or its Affiliates) of beneficial ownership, directly or


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
indirectly, of securities of the company representing more than [*****************] of the combined voting power of the company's then outstanding voting securities.

                 (c) Notwithstanding the foregoing in Sections 10.6(a) and (b), Leonard Schleifer, M.D., Ph.D., the present President and Chief Executive Officer of Regeneron, may increase his percentage of Regeneron's or Regeneron's Parent's combined voting power of its outstanding securities and no Substantial Stock Accumulation or Change in Control for Regeneron shall be deemed to have occurred. For the purposes of this Section 10.6(c), Dr. Schleifer's ownership of securities of Regeneron or Regeneron's Parent shall be deemed to be his direct or indirect ownership of capital shares or options to purchase such capital shares of Regeneron or Regeneron's Parent and the direct or indirect ownership of such shares by members of his family living in his household to the extent that Dr. Schleifer retains voting control, the power to exercise such options, and the right to dispose of such shares, and shall not include any other shares over which he does not possess Beneficial Ownership, as defined in the Securities and Exchange Act of 1934, as amended.

                 10.7. LICENSE FEE.  The "License Fee" for purposes of Sections
10.4 and  10.5 shall be determined as follows:

                 (a) License Fee has two components: a Valuation (as defined herein) of the Parties' interest in the Agreement or J-V Agreement with respect to Compounds to which neither Party has Opted Out in total and a running royalty on Net Sales of any Compound for which neither Party has Opted Out, such rate and term being calculated as per Section 6.1 ("Running Royalty"). Each Party shall designate an investment banking firm of its choice, and each investment banking firm will be asked to prepare an appraisal as to the fair market value of the collaboration as a going concern that would be received in cash from a Third Party if a sale of the collaboration were made to a Third Party, taking into account any contractual obligation of either Party or its Affiliates to refrain from manufacturing or marketing a product competitive with the products in the Territory for any period, the value of the information, Patents and Know-how, and other assets being licensed and the potential market for such Compounds in the Territory ("Fair Market Value"). The Fair Market Value shall not include Compounds in specific countries or in the entire Territory for which either Party is an Opting Out Party, as such royalty shall continue to be governed pursuant to Section 6.1, regardless of a Change of Control. [*****************************************************************************
*******************************************************************The
investment bankers will be asked to submit their Valuations within thirty (30) days after the Purchase Date as defined in Section 10.7(e). In the event of a Party's failure to

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
obtain an investment banking firm's Valuation within thirty (30) days after the Purchase Date, the Valuation will be the Valuation determined by the investment banking firm appointed by the other Party. An example of the operation of the License Fee is set forth in Attachment 10.7(a).

      (b) If the difference between the lower Valuation and the higher Valuation is not more than [***********] of the higher Valuation, or if the Valuations are equal, the final Valuation shall be the average of the Valuations. If the difference between the [*********] Valuations is more than [**************] of the higher Valuation, the investment bankers will select a third investment banking firm from those known as major bracket investment banking firms, and that firm shall also prepare a Valuation. The third investment banking firm will not have access to the Valuations prepared by the other investment banking firms. The [*************] Valuations that are the closest in value then shall be averaged, and the resulting average shall be the final Valuation.

      (c) The purchase of the interest shall thereafter be consummated by payment of the Valuation and the obligation to pay the Running Royalty within sixty (60) days after receipt of all investment bankers' valuations or such later date upon which all necessary regulatory approvals have been obtained and/or regulatory waiting periods have expired.

      (d) The Party that sells its entire interest in the collaboration ("Seller") shall grant to the other Party ("Purchaser") an exclusive, royalty-free license in the Territory under Seller's Patents and Seller's Know-how to make, have made, use, import, offer for sale and sell Lead Compounds and Validated Targets and a non-exclusive, royalty-free license in the Territory under Seller's Patents and Seller's Know-how to make, have made, use, import, offer for sale and sell other Seller's Technology. "Seller's Patents," "Seller's Know-how" and "Seller's Technology" shall be Procter & Gamble or Regeneron Technology, Patents and Know-how, depending upon which Party is Seller.

      (e) Each Party shall bear the expense of obtaining the Valuation of the investment bankers selected by such Party, and if a third investment banker is selected, the expense of obtaining its Valuation shall be borne equally by the Parties.

      (f) Unless otherwise agreed in writing by the Parties, the License Fee for a license under Sections 10.4, 10.5 and 10.6 shall be calculated as of the date of the Electing Company's notice that it elects to exercise the Option under Sections 10.4 or 10.5 or the Purchasing Company's notice that it desires to license the interest of the Party affiliated with the Affected Company under
Section 10.4 (such date shall be referred to as the "Purchase Date").

      (g) During the pendency of the Option election and valuation process and any time period when the Parties are attempting to sell their interest to a Third Party pursuant

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
to Section 10.4(a)(i), the Parties shall continue to perform their customary activities under this Agreement or any J-V Agreement.

      (h) Seller and Purchaser shall cooperate with each other in good faith to facilitate the transfer of the Seller's interest in the collaboration, including transferring Information relating to the collaboration to Purchaser, so as to minimize disruption to the business. As used in this Section, "Information" means any confidential information and trade secrets, including but not limited to information relating to inventions, disclosures, processes, systems, Know-how, methods, techniques, formulations, drawings, patents, patent applications, sales and marketing information, materials, services, research and development activities and plans, clinical studies, manufacturing information and regulatory filings.

                           ARTICLE XI - MISCELLANEOUS

      11.1. FORCE MAJEURE. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or loss on account of failure of performance by the Defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the reasonable control of the Defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure and given prompt notice to the other Party.

      11.2. NOTICES. Any notices or communications provided for in this Agreement to be made by either of the Parties to the other shall be in writing, in English, and shall be made by prepaid air mail with return receipt addressed to the other at its address set forth above. Any such notice or communication may also be given by hand or facsimile to the appropriate designation with confirmation of receipt. Either Party may by like notice specify an address to which notices and communications shall thereafter be sent. Notices sent by mail shall be effective upon receipt; notices given by hand shall be effective when delivered.

            Notices for Regeneron shall be sent to:

                         Regeneron Pharmaceuticals, Inc.
                         Attn:  Corporate Secretary
                         777 Old Saw Mill River Road
                         Tarrytown, New York 10591-6707



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

            With copy to:

                         Regeneron Pharmaceuticals, Inc.
                         Attn:  General Counsel
                         777 Old Saw Mill River Road
                         Tarrytown, New York 10591-6707

            Notices for Procter & Gamble shall be sent to:

                         Procter & Gamble Pharmaceuticals, Inc.
                         Attn:  President
                         Health Care Research Center
                         8700 Mason-Montgomery Road
                         Mason, OH  45040


            With copy to:

                         Procter & Gamble Pharmaceuticals, Inc.
                         Attn:  Associate General Counsel-Patents
                         Health Care Research Center
                         8700 Mason-Montgomery Road
                         Mason, Ohio 45040

      11.3. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, as such laws are applied to contracts entered into and to be performed within such state. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to arbitration pursuant to Section 11.4. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement.

      11.4. ARBITRATION. Subject to Sections 2.8 and 10.5, disagreements under this Agreement shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. The parties further agree that each such disagreement be submitted to a panel of three (3) impartial arbitrators with each Party selecting one (1) arbitrator within fifteen (15) days of a request for arbitration and the two (2) selected arbitrators selecting a third arbitrator who is experienced in the United States pharmaceutical industry within thirty (30) days after the request. Any arbitration hereunder shall commence within thirty (30) days after appointment of the third arbitrator and shall be held in Boston, Mass., U.S.A. Upon reasonable notice and prior to any hearing, the Parties will allow document discovery and will disclose all materials relevant to the subject matter of the dispute. The arbitrators shall make final determinations as to any discovery disputes. The decision of the arbitrators shall be rendered no later than sixty (60) days after commencement of arbitration. The costs of arbitration shall be split by the parties unless the arbitrators decide otherwise. Any judgment or decision rendered by the panel shall be binding upon the Parties and shall be enforceable by any court of competent jurisdiction.

      11.5. NON-WAIVER OF RIGHTS. Except as specifically provided for herein, the waiver from time to time by any of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

      11.6. SEVERABILITY. If any term, covenant, or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant, or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant, or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant, or condition of this Agreement or the application thereof that is invalid or unenforceable, and in the event that the Parties are unable to agree upon a reasonably acceptable alternative, then the Parties agree that a submission to arbitration shall be made in accordance with Section 11.4 to establish an alternative to such invalid or unenforceable term, covenant, or condition of this Agreement or the application thereof, it being the intent that the basic purposes of this Agreement are to be effectuated.

      11.7. ENTIRE AGREEMENT. This Agreement sets forth all the covenants, promises, agreements, warranties, representations, conditions, and understandings between the Parties hereto in the scope of the Collaboration , with the exception of any agreements by the Parties executed at an even date hereof, and supersedes and terminates all prior agreements and understanding between the parties under this Agreement. No subsequent alteration, amendment, change, or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

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

      11.8. SURVIVAL. Sections 2.2, 2.10, 5.3, 5.4, 8.1, and 8.2 shall survive the termination of this Agreement to the extent specified therein. Section 9.3 and any accrued obligations under this Agreement shall survive termination of this Agreement without limit as to time.

      11.9. ASSIGNMENT.

            (a) Procter & Gamble and Regeneron may assign any of their rights or obligations under this Agreement in any country of the Territory to any Affiliates; provided, however, that such assignment shall not relieve the assigning Party of its responsibility for performance of its obligations under this Agreement.

            (b) The Parties recognize that each may perform some of its obligations hereunder through Affiliates; provided, however, that Procter & Gamble and Regeneron shall remain responsible and be guarantors of such performance by their Affiliates and shall cause their Affiliates to comply with the provisions of this Agreement in connection with such performance.

            (c) Procter & Gamble and Regeneron may only assign their rights under this Agreement in any country of the Territory to a Third Party with written permission of the other Party, which permission will only be given at its sole discretion.

      11.10.      PUBLICITY.

            (a) Procter & Gamble and Regeneron will jointly discuss, based on the principles of Section 11.10(b), any press releases and any other public statements regarding the execution and the subject matter of this Agreement, the research to be conducted under this Agreement or any other aspect of this Agreement, subject in each case to disclosure otherwise required by law or regulation.

            (b) In the discussion and agreement of Section 11.10(a), the principles observed by Procter & Gamble and Regeneron will be accuracy, the requirements for confidentiality under Article VIII, the advantage a competitor of Procter & Gamble or Regeneron may gain from any statement under Section 11.10(a), the requirements of disclosure under any securities laws or regulations of the United States, including those associated with SEC and regulatory filings and public offerings, the restrictions imposed by the Federal Food, Drug and Cosmetic Act, and the standards and customs in the pharmaceutical industry for such disclosures by companies comparable to Procter & Gamble and Regeneron.

      11.11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument.

      11.12. NO SOLICITATION. During the Term of this Agreement, the Parties shall not directly or indirectly solicit the other Party's employees for employment or other consulting arrangements.

                             ARTICLE XII - EXECUTION

      12.1. In witness whereof the Parties have executed this Agreement in duplicate originals by their proper officers as of the date and year first written above.

The Procter & Gamble Company

By:
     -------------------------
      Mark Collar
      Vice President - Pharmaceuticals




Regeneron Pharmaceuticals, Inc.


By:
     -------------------------
      Leonard S. Schleifer, M.D., Ph.D.
      President and Chief Executive Officer

          ATTACHMENT 1.14(a) EXAMPLES OF REGENERON EXCLUDED TECHNOLOGY

[*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***********************************************************************:
         *******************************
         *******************************
         *******************************
         *******************************
         *******************************
         *******************************
         *******************************
         *******************************
         *******************************
         *******************************
         *******************************
********************************************************************************
********************************************************************************
*******************************************************************************]

                  ATTACHMENT 1.21 REGENERON/P&GP GPCR PROGRAM

                                    [******]
                                    [******]
                                    [******]
                                    [******]
                                    [******]
                                    [******]
                                    [******]
                                    [******]
                                    [******]
                                    [******]
                                    [******]
                                    [******]

    ATTACHMENT 2.2(c) MULTI-PROJECT COLLABORATION AGREEMENT PROJECT DIVISION

            P&G                 MUTUAL                           REGENERON
 RETAINED PROJECTS         RETAINED PROJECTS                  RETAINED PROJECTS        JOINT PROJECTS
 -----------------         -----------------                  -----------------        --------------
[**************      [*************************     All other projects that are        GPCR Program***
**************]        *************************    not P&G Retained Projects,
                       *************************]   Mutually Retained
                                                    Projects and Joint Projects.
                                                   [************]

 [**************]    [*************************    [*******************************    Muscle
                      *****]                       [*******************************]

                                                   [*******************************
                                                   ********************************]   DDRs

                                                   [*******************************
                                                   ********************************
                                                   ********************************]

                                                   [**********]
                                                   [**********]
                                                   [**********]
                                                   [**********]
                                                   [**********]
                                                   [**********0


* Ab = antibody based therapeutic, SM = small molecule based therapeutic

**Includes those GPCRs not identified in Attachment 1.21 and the Returned GPCRs, if any.

***Includes the GPCRs identified in Attachment 1.21 with the exception of the Returned GPCRs, if any.

                              ATTACHMENT 2.2(g)(i)
                             [********************]

  PG       PG      PG      PG     PG       PG      PG     PG
 Number  Number  Number  Number  Number  Number  Number  Number

         [******************]

     PG Number             PG Number             PG Number
     ---------             ---------             ---------

[***************]

           PG      PG      PG      PG      PG      PG      PG
         NUMBER  NUMBER  NUMBER  NUMBER  NUMBER  NUMBER  NUMBER
         ------  ------  ------  ------  ------  ------  ------

                           [*****************************]

          PG      PG       PG      PG      PG      PG     PG      PG
         Number  Number  Number  Number  Number  Number  Number  Number
         ------  ------  ------  ------  ------  ------  ------  ------

                  [******************]


          PG      PG       PG      PG      PG      PG
         Number  Number  Number  Number  Number  Number
         ------  ------  ------  ------  ------  ------

                           [************]

          PG      PG       PG      PG      PG      PG
         Number  Number  Number  Number  Number  Number
         ------  ------  ------  ------  ------  ------

                               [****************]

          PG      PG       PG      PG      PG      PG      PG
         Number  Number  Number  Number  Number  Number  Number
         ------  ------  ------  ------  ------  ------  ------

                              ATTACHMENT 2.2(g)(ii)

         [****************]

          PG      PG       PG      PG
         Number  Number  Number  Number
         ------  ------  ------  ------

                                ATTACHMENT 2.5(a)
                   INITIAL MEMBERS OF THE OPERATING COMMITTEE

From Regeneron:

         [******************************]
         [******************************]

From Procter & Gamble:

         [******************************]
         [******************************]

                                ATTACHMENT 2.5(b)
                    INITIAL MEMBERS OF THE PROGRAM COMMITTEE

From Regeneron:

         [******************************].
         [******************************]
         [******************************]

From Procter & Gamble:


         [******************************]
         [******************************]
         [******************************]

                                ATTACHMENT 2.5(c)
                  INITIAL MEMBERS OF THE DEVELOPMENT COMMITTEE

From Regeneron:

         [******************************]


From Procter & Gamble:

         [******************************]

                                 ATTACHMENT 3.1
         TIMING AND CALCULATION OF RESEARCH AND/OR PRODUCT PLAN BUDGETS

BUDGET PROCESS

1)       [*****************]
         -   [****************************************************************
             *****************************************************************
         -   [****************************************************************]
         -   [****************************************************************]
         -   [****************************************************************]
         -   [****************************************************************]

2)       [*******************]
         -   [***************************************************************]
         -   [***************************************************************]
         -   [***************************************************************]
         -   [***************************************************************]

3)       [*******************]
         -   [***************************************************************].
         -   [***************************************************************]
         -   [***************************************************************]
         -   [***************************************************************]

       If a quarterly budget projection exceeds [*****] of the target quarterly spending budget, the matter will be referred to the OC for approval / non-approval of change in budget

                          ATTACHMENT 3.1 ("CONTINUED")

[************************]

[**************************]
          -     [**********************************************************]
                   [***************************************************]
          -     [*****************************]

                - [**********************************************************
                   *************************************************************
                   *************************************************************
                   -     [******************************************************
                   -     [******************************************************
                         -
                   [********************************************************
                         -
                   [********************************************************
                         -
                   [********************************************************
                         -
                   [********************************************************
                             -
                   [********************************************************



                   -     [****************************************************
                -  ************************************************************
                   *************************************************************
                -  *************************************************************


[***********************************************]
          -     [****************************************]
                -  [**************************************]
                -  [**************************************]
                -  [**************************************]
                -

                  ATTACHMENT 3.2 INFLATION PAYMENT ADJUSTMENT

[*********]

                           [****************** ******]
                           [****************** ******]
                           [****************** ******]

                [***********************************************]
                [***********************************************]


              [**************************************************]

[***************]

         [************************************************************]
         [************************************************************]

                              ATTACHMENT 3.2(b)(3)
              EXPENSES INCLUDED IN THE REGENERON RESEARCH FTE RATE

-   [*************************************************************]

-   [*************************************************************]

-   [*************************************************************]

-   [*************************************************************]

-   [*************************************************************]

-   [*************************************************************]

-   [*************************************************************]

-   [*************************************************************]

-   [*************************************************************]

-   [*************************************************************]

-   [*************************************************************]

-   [*************************************************************]

                                 ATTACHMENT 3.3

[***************************]

-    [*************************************************************]
     [*************************************************************]

-    [*************************************************************]


-    [*************************************************************]

-    [*************************************************************]

     [*************************************************************]

-    [*************************************************************]

-    [*************************************************************]

-    [*************************************************************]

-    [*************************************************************]

-        [************************].

-        [******************].

-        [************************].

-        [************************].

                                ATTACHMENT 6.1(b)
                 EACH PARTY'S SHARE OF ROYALTIES OR OTHER INCOME
                            WHEN BOTH PARTIES OPT OUT

          PARTY A'S ROYALTY    PARTY A'S SHARE OF  PARTY B'S ROYALTY  PARTY B'S SHARE OF
        RATE AS AN OPTING OUT  ROYALTIES OR OTHER  RATE AS AN OPTING  ROYALTIES OR OTHER
                PARTY                INCOME            OUT PARTY            INCOME

    ATTACHMENT 9.1(b) THIRD PARTY AGREEMENTS RELATING TO EXCLUDED TECHNOLOGY

Technology Development Agreement dated as of March 20, 1989, between Sumitomo Chemical Company, Limited and Regeneron Pharmaceuticals, Inc.

Collaboration Agreement dated as of August 31, 1990, between Amgen Inc. and Regeneron Pharmaceuticals, Inc.

Collaboration Agreement dated as of July 22, 1993, between Glaxo Group Limited and Regeneron Pharmaceuticals, Inc.

Research Development Agreement dated as of June 2, 1994, between Sumitomo Pharmaceuticals Company, Ltd., and Regeneron Pharmaceuticals, Inc.

Collaboration Agreement dated as of October 9, 1996, between Pharmacopeia, Inc., and Regeneron Pharmaceuticals, Inc.

Collaborative Development Agreement dated as of June 27, 1996, between Medtronic, Inc. and Regeneron Pharmaceuticals, Inc.

Memorandum of Understanding of an Agreement dated March 9,2000 between Medarex Inc. and Regeneron Pharmaceuticals, Inc.

                               ATTACHMENT 10.7(a)
                        EXAMPLE OF LICENSE FEE OPERATION

                  SCENARIO                  LICENSE FEE OPERATION